UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	23

Financial Statements	76

Financial Highlights	80

Notes to the Financial Statements	86

Report of Independent Registered Public Accounting Firm	103

Other Information	104

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call, and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

Municipal bond market returns were muted during the 12 months ended March 31, 2014 (the “Reporting Period”), having experienced both a sell-off and a rally driven by interest rate movements and shifting investor sentiment.

Concern about the Federal Reserve’s (the “Fed”) possible reduction, or tapering, of its quantitative easing program led to a sharp increase in U.S. Treasury yields during the first nine months of the Reporting Period. Through its quantitative easing program, the Fed was purchasing approximately $85 billion of U.S. Treasury and mortgage-backed securities per month in its efforts to push down long-term interest rates and support economic growth. The increase in U.S. Treasury yields reflected widespread uncertainty about how the financial markets might function when the Fed reduced and ultimately ended its asset purchases. As U.S. Treasury yields rose, municipal yields followed, climbing even higher in the longest maturities than in comparable duration U.S. Treasuries. Heavy tax-loss selling from retail investors throughout the fourth quarter of 2013 also contributed to a drop in municipal bond prices. The Fed announced in December 2013 that, starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, initially cutting its total monthly asset purchases from $85 billion to $75 billion. (The Fed tapered its quantitative easing program by the same amount during both February and March 2014.) During the first quarter of 2014 — the last three months of the Reporting Period, the municipal bond market rallied as municipal yields declined. For the Reporting Period overall, municipal bonds outperformed U.S. Treasury securities, particularly during the last three months of the Reporting Period.

During the Reporting Period overall, municipal yields increased and the municipal yield curve steepened. (Yield curve indicates a spectrum of maturities.) The yield on a two-year AAA-rated municipal security increased eight basis points to 0.39%; the yield on a 10-year AAA-rated municipal security rose 58 basis points to 2.49%; and the yield on a 30-year AAA-rated municipal security climbed 56 basis points to 3.65%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security increased 17 basis points to 0.42%; the yield on a 10-year U.S. Treasury security rose 86 basis points to 2.72%; and the yield on a 30-year U.S. Treasury security climbed 45 basis points to 3.56%. (Source: GSAM, MMD and Bloomberg.)

Market technicals, or supply and demand factors, were mixed during the Reporting Period. During the first nine months of the Reporting Period, investment outflows from municipal bond mutual funds were persistent. The constant investment outflows helped drive yields higher, which, in turn, prompted demand from non-traditional buyers who found the higher yields attractive. By the end of 2013, the municipal bond market had experienced 32 consecutive weeks of investment outflows, with approximately $71 billion withdrawn from municipal bond mutual funds. The trend reversed itself during the last three months of the Reporting Period, and municipal bond mutual funds received modest investment inflows. (Source: Lipper.)

Meanwhile, overall supply declined during the Reporting Period, as maturing bonds and refunding bonds (wherein issuers replace higher-yield bonds with debt issued at lower interest rates) outstripped new issuance. In addition, the amount of new issuance declined. During the Reporting Period, there was $308 billion in new issuance — a 20% decrease from the $385 billion in new issuance during the previous 12-month period. Decreased supply was a positive technical factor in the municipal bond market during the Reporting Period.

MARKET REVIEW

Negative headlines weighed on the municipal bond market. Many such headlines were dominated by the Commonwealth of Puerto Rico. Worries about the commonwealth’s liquidity and solvency fueled a steep sell-off in Puerto Rican municipal bonds during 2013, which led, in turn, to fears the commonwealth would be unable to access the capital markets. Puerto Rico’s municipal debt was also downgraded during the Reporting Period. The first quarter of 2014 was quite different, with Puerto Rico bringing the largest non-investment grade new issue to market in March 2014. The $3.5 billion offering was well received by the market and was five times oversubscribed. Detroit, which filed for bankruptcy in July 2013, was also frequently in the headlines. The courts moved forward with Detroit’s bankruptcy proceedings, ruling in early December 2013 that the case should proceed as a Chapter 9 filing. Employee-related liabilities were expected to drive the process. In addition, during July 2013, Moody’s Investors Service downgraded Chicago’s municipal debt. On the positive side, California had a strong year, as an income tax increase and the improving state economy resulted in stronger than expected revenues. The California governor’s fiscal 2015 budget also maintains fiscal discipline, with a focus on building up reserves and paying down debt. In the U.S. as a whole, state tax collections continued to rise, according to the Rockefeller Institute of Government.

During the first nine months of the Reporting Period, the high yield municipal bond market underperformed investment grade municipal bonds, as investors withdrew assets from municipal bond mutual funds. Investment outflows overall reduced liquidity and increased price volatility. In the last three months of the Reporting Period, the high yield municipal market outperformed investment grade municipal bonds, as the municipal market overall benefited from renewed investment flows. For the Reporting Period as a whole, high yield municipal bonds underperformed investment grade municipal bonds.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals remained positive, a trend we believe could continue. We expect issuance to remain light in 2014, as many issuers evaluate their capital needs. Along with steadying investment inflows, low issuance should be supportive, in our view, for municipal bond prices in the near term. We expect the municipal yield curve to flatten and interest rates to rise during the remainder of the 2014 calendar year. In our opinion, municipal bonds are well positioned, with positive technicals, reduced headline risk and strong first quarter 2014 performance, to outperform U.S. Treasury securities in the rising interest rate environment.

1 Data courtesy of AMG/Lipper.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -1.52%, -2.35%, -2.25%, -1.34% and -1.28%, respectively. These returns compare to the -0.95% average annual total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Composite is comprised 40% of the Barclays Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Municipal High Yield Bond Index (with dividends reinvested), which generated average annual total returns of 0.39% and -1.87%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy detracted from relative performance during the Reporting Period. Sector positioning overall also hurt results. Individual issue selection contributed positively.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was hampered during the Reporting Period overall by its overweight position in Puerto Rican bonds, as spreads (or yields between bonds of comparable maturities) widened during 2013 and after downgrades by credit ratings agencies. Conversely, the Fund benefited from our issue selection in the special assessment sector. The Fund’s exposure to certain states, like New Jersey, California and Texas, was also advantageous.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to that of the High Yield Municipal Composite detracted from performance, as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements) to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. To hedge against potential changes in interest rates, the Fund employed interest rate swap contracts. It used Municipal Market Data (MMD) Rate Locks to hedge the Fund’s duration.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We shifted the Fund from a longer duration position relative to the High Yield Municipal Composite to a shorter duration position by the end of the Reporting Period. We increased the Fund’s exposure to the special assessment, tobacco and hospital sectors. In addition, we increased the Fund’s allocations to the municipal debt of Florida, California and Texas. We decreased the Fund’s exposure to municipal debt issued by Illinois and Pennsylvania. We also increased the Fund’s exposure to Puerto Rico bonds by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a shorter duration position relative to that of the High Yield Municipal Composite. It was overweight relative to the High Yield Municipal Composite in the hospital and special assessment sectors. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit-quality AAA-rated and AA-rated issues and overweight lower credit-quality BBB-rated issues.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on our views about potential interest rate movements, we intend to maintain an appropriate duration target. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

High Yield Municipal Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	High Yield Municipal Fund Composite Index[2]	Barclays Municipal High Yield Bond Index[3]	Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	-1.52%	-0.95%	-1.87%	0.39%	4.15%	4.07%	7.33%
Class B	-2.35	-0.95	-1.87	0.39	3.63	3.54	6.41
Class C	-2.25	-0.95	-1.87	0.39	3.60	3.51	6.36
Institutional	-1.34	-0.95	-1.87	0.39	4.64	4.61	8.20
Class IR	-1.28	-0.95	-1.87	0.39	4.60	4.52	8.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Municipal Bond Index (40%) (with dividends reinvested) and the Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested).

[3]	The Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.97%	9.43%	2.62%	4.12%	4/3/00
Class B	-7.23	9.27	2.47	4.01	4/3/00
Class C	-3.23	9.62	2.32	3.69	4/3/00
Institutional	-1.34	10.78	3.42	4.83	4/3/00
Class IR	-1.28	N/A	N/A	6.44	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.92%
Class B	1.61	1.67
Class C	1.61	1.67
Institutional	0.57	0.58
Class IR	0.61	0.67

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2014

The following graph shows the value as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Municipal Bond Index, the Barclays Municipal High Yield Bond Index and the High Yield Municipal Fund Composite Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	-1.52%	10.44%	3.09%	4.46%
Including sales charges	-5.97%	9.43%	2.62%	4.12%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-2.35%	9.62%	2.46%	4.01%
Including contingent deferred sales charges	-7.23%	9.27%	2.47%	4.01%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-2.25%	9.62%	2.32%	3.69%
Including contingent deferred sales charges	-3.23%	9.62%	2.32%	3.69%

Institutional Shares (Commenced April 3, 2000)	-1.34%	10.78%	3.42%	4.83%

Class IR (Commenced July 30, 2010)	-1.28%	N/A	N/A	6.44%

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.83%, -1.56%, -1.50%, -0.49%, -0.98% and -0.58%, respectively. These returns compare to the 0.39% average annual total return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to longer duration securities dampened performance, as interest rates increased during Reporting Period. Sector positioning and bottom-up issue selection also detracted from results. In addition, the Fund’s duration and yield curve strategy hurt relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s performance was hampered during the Reporting Period overall by an overweight position in Puerto Rican bonds, as spreads (or yields between bonds of comparable maturities) widened during 2013 and after downgrades by credit ratings agencies. Exposure to tobacco settlement bonds was a positive contributor to returns.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	Overall, the Fund’s longer duration position relative to that of the Index detracted from performance, as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to hedge against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposure to floating rate notes. As interest rates increased during the Reporting Period, we also rotated out of securities purchased at lower interest rates and reinvested the proceeds into higher yielding securities. In addition, we reduced the Fund’s exposure to tobacco bonds and to pre-refunded municipal bonds during the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a

PORTFOLIO RESULTS

municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly. We also increased the Fund’s exposure to Puerto Rico bonds by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a relatively neutral duration position relative to that of the Index. It was overweight compared to the Index in lower credit-quality investment grade municipal bonds. Also, it had overweight allocations relative to the Index in bonds issued in California, Texas and Florida.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Municipal Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-0.83%	0.39%	2.65%	2.41%	4.68%
Class B	-1.56	0.39	2.02	1.78	3.57
Class C	-1.50	0.39	2.01	1.76	3.55
Institutional	-0.49	0.39	3.09	2.84	5.46
Service	-0.98	0.39	2.59	2.35	4.58
Class IR	-0.58	0.39	3.00	2.75	5.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.55%	6.30%	3.59%	4.67%	7/20/93
Class B	-6.48	5.93	3.35	4.57	5/1/96
Class C	-2.49	6.32	3.21	3.80	8/15/97
Institutional	-0.49	7.48	4.35	4.96	8/15/97
Service	-0.98	6.89	3.81	4.46	8/15/97
Class IR	-0.58	N/A	N/A	4.93	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.98%
Class B	1.53	1.73
Class C	1.53	1.73
Institutional	0.44	0.64
Service	0.94	1.15
Class IR	0.53	0.73

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	-0.83%	7.11%	3.99%	4.86%
Including sales charges	-4.55%	6.30%	3.59%	4.67%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	-1.56%	6.30%	3.35%	4.57%
Including contingent deferred sales charges	-6.48%	5.93%	3.35%	4.57%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.50%	6.32%	3.21%	3.80%
Including contingent deferred sales charges	-2.49%	6.32%	3.21%	3.80%

Institutional Shares (Commenced August 15, 1997)	-0.49%	7.48%	4.35%	4.96%

Service Shares (Commenced August 15, 1997)	-0.98%	6.89%	3.81%	4.46%

Class IR (Commenced July 30, 2010)	-0.58%	N/A	N/A	4.93%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.24%, -0.73%, 0.01%, -0.40% and -0.08%, respectively. These returns compare to the 0.96% average annual total return of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve strategy detracted from relative returns. Our sector positioning also hampered performance. Allocations to state-specific credits contributed positively.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was hurt during the Reporting Period overall by its overweight position in Puerto Rican bonds, as spreads (or yields between bonds of comparable maturities) widened during 2013 and after downgrades by credit ratings agencies. On the positive side, individual issue selection amongst bonds issued by New York and Illinois added to relative performance.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Index detracted from performance, as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa—and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We shifted the Fund from a longer duration position relative to that of the Index at the beginning of the Reporting Period to a shorter duration position by the end of the Reporting Period. We took advantage of the strong performance of California municipal bonds to trim the Fund’s exposure. By the end of the Reporting Period, shorter maturity California municipal securities appeared rich compared to the broader municipal bond market, in our view. In addition, we increased the Fund’s exposure to floating rate notes during the Reporting Period. We also increased the Fund’s exposure to Puerto Rico bonds by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund had a neutral duration position relative to that of the Index. It was overweight compared to the Index in lower credit-quality investment grade municipal bonds. It was overweight bonds issued in New York and Puerto Rico, and it was underweight bonds issued in California and Pennsylvania.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve. We will continue to monitor the changing dynamic between agencies/U.S. Treasury securities and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund*

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays Municipal 1-3 Year Blend[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-0.24%	0.96%	0.61%	0.57%	1.08%
Class C	-0.73	0.96	0.22	-0.15	0.39
Institutional	0.01	0.96	0.95	0.92	1.68
Service	-0.40	0.96	0.45	0.42	0.80
Class IR	-0.08	0.96	0.87	0.83	1.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal 1-3 Year Blend, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Effective March 17, 2014, Class B Shares converted to Class A Shares. Information about Class A Shares is shown on the following page.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.71%	1.81%	2.13%	2.89%	5/1/97
Class C	-1.37	1.57	1.62	2.20	8/15/97
Institutional	0.01	2.44	2.63	3.52	10/1/92
Service	-0.40	1.95	2.12	3.00	9/20/94
Class IR	-0.08	N/A	N/A	1.58	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class C	1.13	1.50
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.48	0.50

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2014

The following graph shows the value as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	-0.24%	2.13%	2.28%	2.98%
Including sales charges	-1.71%	1.81%	2.13%	2.89%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.73%	1.57%	1.62%	2.20%
Including contingent deferred sales charges	-1.37%	1.57%	1.62%	2.20%

Institutional Shares (Commenced October 1, 1992)	0.01%	2.44%	2.63%	3.52%

Service Shares (Commenced September 20, 1994)	-0.40%	1.95%	2.12%	3.00%

Class IR (Commenced July 30, 2010)	-0.08%	N/A	N/A	1.58%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.5%
Alabama – 4.2%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
$2,150,000	5.375%	12/01/16	$2,226,561
4,425,000	5.500	12/01/21	4,505,624
5,775,000	5.625	12/01/26	5,817,735
16,515,000	5.750	12/01/36	16,145,559
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,634,925
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	6,562,725
19,850,000	7.000	10/01/51	21,612,879
36,500,000	6.500	10/01/53	37,713,625
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	7,613,604
15,000,000	6.000	08/01/35	14,457,450

			124,290,687

Arizona – 1.1%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB/Baa1)
4,500,000	4.500	03/01/30	4,484,655
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,277,300
1,325,000	6.250	12/01/46	1,347,419
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	9,838,928
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB/Baa2)
5,000,000	6.250	01/01/38	5,421,450
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB/Baa1)
5,350,000	4.500	06/01/30	5,319,345
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	547,265
1,360,000	6.500	07/01/39	1,490,342
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB+/Baa1)
3,500,000	6.000	07/01/39	3,671,185

			33,397,889

California – 12.6%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (AA-/Aa3)(a)
1,600,000	0.000	08/01/26	911,136
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(a)
1,210,000	0.000	08/01/36	378,778

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(a)
$1,055,000	0.000%	08/01/25	$623,315
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB/Baa1)
19,500,000	5.500	02/01/39	20,029,815
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(b)
19,680,000	5.000	11/21/45	18,604,882
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,009,460
11,850,000	5.500	11/01/38	11,253,115
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,785,450
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,289,185
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B/NR)(a)
35,000,000	0.000	06/01/46	1,658,650
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (AA-/Baa1)(a)
7,000,000	0.000	09/01/33	2,405,130
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	886,193
2,830,000	7.000	12/01/36	3,324,033
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	719,278
5,000,000	8.000	06/01/44	5,366,350
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	629,802
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	179,942
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(a)
4,180,000	0.000	04/01/29	1,996,243
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(a)
3,360,000	0.000	10/01/32	1,377,466
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	14,323,955

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
$200,000	5.000%	09/01/27	$204,922
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(a)
125,785,000	0.000	06/01/47	10,704,303
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(a)
307,000,000	0.000	06/01/47	7,598,250
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AA/A2)
1,400,000	5.000	06/01/45	1,402,100
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Refunding Enhanced Asset-Backed Bonds Series 2005 A (Radian-IBCC) (A-/A2)
150,000	5.000	06/01/45	149,989
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
17,650,000	5.750	06/01/47	14,229,783
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005 A (A-/A2)
220,000	5.000	06/01/45	219,985
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(a)
101,195,000	0.000	06/01/36	18,096,702
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(a)
211,235,000	0.000	06/01/47	9,220,408
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(a)
260,660,000	0.000	06/01/57	2,439,778
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
690,000	5.050	09/01/35	688,178
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	2,787,290
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	708,877
1,000,000	7.250	08/01/31	1,062,550
9,315,000	7.375	08/01/40	9,903,987
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(a)
49,925,000	0.000	08/01/50	7,412,365

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
$1,625,000	6.750%	09/01/26	$1,814,133
1,500,000	7.000	09/01/31	1,676,910
875,000	7.250	09/01/38	1,016,794
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(a)
3,750,000	0.000	08/01/35	1,265,175
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	10,374,293
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,514,980
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	12,043,400
13,500,000	6.500	11/01/39	16,976,115
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(c)
7,000,000	0.000	08/01/30	4,901,960
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(a)
860,000	0.000	08/01/25	531,127
1,105,000	0.000	08/01/26	642,281
5,550,000	0.000	08/01/30	2,550,114
7,830,000	0.000	08/01/32	3,178,510
7,000,000	0.000	08/01/34	2,514,820
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,450,000	6.750	11/01/39	16,979,361
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
7,000,000	6.000	11/01/41	6,990,200
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(c)
10,750,000	0.000	08/01/38	9,163,623
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(a)
1,805,000	0.000	08/01/25	1,152,493
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	234,748
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(a)
2,220,000	0.000	10/01/33	694,594
2,220,000	0.000	10/01/35	607,614
1,840,000	0.000	10/01/37	437,331
5,000,000	0.000	10/01/38	1,107,350
8,425,000	0.000	10/01/39	1,728,641
13,395,000	0.000	10/01/40	2,453,696
7,275,000	0.000	10/01/41	1,226,856
6,000,000	0.000	10/01/42	945,780

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
$1,225,000	6.500%	10/01/25	$1,316,507
1,950,000	6.750	10/01/30	2,104,265
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
1,000,000	5.750	06/01/44	1,041,820
2,000,000	5.750	06/01/48	2,071,820
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (AA-/A2)(a)
1,420,000	0.000	08/01/25	853,960
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(a)
10,000,000	0.000	07/01/30	4,923,300
3,000,000	0.000	07/01/31	1,387,980
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	583,035
2,000,000	6.750	08/01/41	2,310,140
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)
435,000	6.625	08/01/27	481,515
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
750,000	6.250	08/01/28	812,242
555,000	6.375	08/01/29	604,040
305,000	6.500	08/01/31	330,736
1,000,000	6.625	08/01/39	1,078,490
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)
1,000,000	7.000	08/01/33	1,113,170
1,500,000	7.000	08/01/41	1,655,175
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (AA-/Aa2)(a)
1,580,000	0.000	08/01/24	1,050,637
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (AA-/Aa2)(a)
1,595,000	0.000	08/01/25	991,627
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	1,967,120
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,010,580
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,084,960

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
$2,000,000	5.000%	07/01/32	$2,142,780
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,178,280
2,000,000	7.000	08/01/41	2,351,340
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A-/Ba1)
2,000,000	6.250	10/01/40	2,209,420
Stockton Unified School District GO Bonds Capital Appreciation for Election of 2008 Series 2011 D (AGM) (AA/A2)(a)
13,025,000	0.000	08/01/39	2,906,920
17,470,000	0.000	08/01/44	2,832,236
14,850,000	0.000	08/01/45	2,260,467
17,405,000	0.000	08/01/46	2,487,000
690,000	0.000	08/01/47	92,536
14,015,000	0.000	08/01/48	1,763,788
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,073,880
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,175,880
2,100,000	7.000	08/01/39	2,470,314
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (B+/B2)
7,470,000	5.125	06/01/46	5,574,562
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	1,703,025
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,795,170
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,168,190
5,000,000	7.500	09/01/42	5,863,900
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(c)
19,135,000	0.000	08/01/42	8,205,088

			370,332,439

Colorado – 1.9%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	8,298,488

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB-/NR)
$3,500,000	4.500%	12/01/33	$3,148,495
3,500,000	5.000	12/01/33	3,401,615
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB-/NR)
3,000,000	5.750	12/01/36	3,006,330
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (A-/A3)
3,000,000	5.625	06/01/43	3,151,980
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	13,523,705
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(d)
4,500,000	3.500	12/01/17	3,412,260
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B2)
4,000,000	5.750	10/01/32	4,005,280
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/Baa1)(a)
15,000,000	0.000	09/01/28	7,239,000
4,100,000	0.000	09/01/34	1,314,870
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/Baa1)(a)
1,715,000	0.000	09/01/28	788,626
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(a)
4,000,000	0.000	09/01/40	848,040
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	496,303
720,000	5.350	12/01/31	753,509
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(b)
1,000,000	5.000	12/01/40	949,160
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(c)
1,725,000	0.000	12/01/17	1,203,291

			55,540,952

Connecticut – 0.0%
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	558,165

Delaware – 0.4%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,490,000	5.450	07/01/35	5,570,497
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,222,180

State-Specific Municipal Debt Obligations – (continued)
Delaware – (continued)
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
$2,050,000	5.375%	10/01/45	$2,066,174

			10,858,851

District of Columbia – 1.9%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(c)
25,000,000	0.000	10/01/41	25,585,250
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(c)
37,100,000	0.000	10/01/44	30,024,288

			55,609,538

Florida – 16.7%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,170,000	6.300	05/01/35	3,724,477
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,595,000	5.375	05/01/37	1,178,418
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2005 B-2 (NR/NR)
1,215,000	5.100	05/01/14	1,219,143
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Project Series 2005 B (NR/NR)(e)
485,000	5.100	05/01/14	291,000
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
15,525,000	5.350	05/01/36	14,369,785
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(e)
17,510,000	5.500	05/01/36	10,506,000
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
215,000	5.250	05/01/36	216,256
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
3,345,000	5.500	05/01/36	3,161,159
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)(e)
5,395,000	5.350	05/01/36	3,237,000

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)(e)
$1,210,000	5.500%	05/01/14	$726,000
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)
2,985,000	5.500	05/01/14	2,910,166
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/NR)
900,000	6.000	11/01/27	917,550
3,000,000	6.500	11/01/43	3,065,100
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	780,681
1,000,000	6.500	11/01/43	1,006,560
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
465,000	6.000	05/01/35	470,994
Boggy Creek Improvement District Special Assessment RB Refunding Series 2013 (NR/NR)(b)
14,725,000	5.125	05/01/43	13,607,078
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,249,082
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,000,000	6.000	05/01/35	3,002,940
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
8,745,000	7.210	05/01/35	8,318,331
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba3)
2,000,000	7.500	11/01/20	2,083,440
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	200,230
210,000	3.750	11/01/21	206,323
215,000	3.875	11/01/22	211,678
25,000	4.000	11/01/23	24,803
1,705,000	4.500	11/01/31	1,680,499
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,445,772
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
500,000	5.000	05/01/15	498,685
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(e)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(e)
3,980,000	5.000	05/01/11	40

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
$3,890,000	5.850%	05/01/35	$4,000,204
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,485,000	5.850	05/01/35	1,754,609
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(a)
6,860,000	0.000	05/01/17	5,486,902
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
210,000	8.375	05/01/17	219,685
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
240,000	8.375	05/01/17	251,069
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
1,015,000	7.050	05/01/15	940,032
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
3,740,000	6.300	05/01/34	3,795,128
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
39,730,000	5.500	05/01/37	35,799,114
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
380,000	6.830	11/01/15	384,378
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
28,000,000	6.000	08/15/36	29,665,160
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,289,139
3,250,000	7.000	11/01/45	3,302,650
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,490,000	4.375	05/01/34	1,471,315
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,410,000	5.250	11/01/36	11,549,202
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	610,278
5,820,000	5.250	04/01/42	5,880,528
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,005,611
5,000,000	5.000	11/15/36	4,522,600
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)(b)
9,860,000	5.125	05/01/43	9,019,829

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
$2,825,000	6.125%	05/01/35	$2,859,691
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
7,915,000	5.600	05/01/36	6,796,690
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,010,000	6.200	05/01/35	1,022,463
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	499,410
500,000	5.150	05/01/34	496,885
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,375,000	5.550	05/01/37	5,838,289
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,325,000	5.700	05/01/36	2,229,163
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
3,615,000	4.125	05/01/35	3,029,623
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(e)
2,395,000	6.000	05/01/35	1,077,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(e)
1,750,000	5.125	05/01/09	787,500
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,160,000	7.210	11/01/20	3,293,731
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
7,480,000	6.770	11/01/20	7,626,159
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,580,000	6.700	05/01/33	2,620,093
4,830,000	7.000	05/01/43	4,904,044
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,745,000	8.000	05/01/40	24,026,901
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB+/NR)
600,000	5.000	11/15/32	583,668
19,960,000	5.125	11/15/36	19,297,528
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BB+/NR)
2,600,000	6.500	11/15/31	2,790,008
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
9,750,000	5.000	11/15/29	9,718,117
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
540,000	7.360	11/01/20	553,343

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
$4,855,000	5.400%	05/01/30	$4,026,154
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(e)
2,635,000	5.375	05/01/30	1,844,500
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,715,000	5.450	05/01/36	2,778,640
Meadow Pointe IV Community Development District Capital Improvement Series 2012 B (NR/NR)(c)
1,140,000	0.000	05/01/20	1,087,617
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(e)
1,910,000	5.250	05/01/15	744,900
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(e)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)(c)
445,000	0.000	05/01/36	380,395
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)(c)
850,000	0.000	05/01/38	704,539
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(e)
1,075,000	5.250	05/01/15	11
Mediterra South Community Development District RB Refunding for Capital Improvement Series 2012 (BBB+/NR)
1,245,000	5.100	05/01/31	1,241,203
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2004 (NR/NR)(f)
1,849,000	6.750	11/15/14	1,923,589
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
17,760,000	5.000	03/01/30	18,738,931
Miami-Dade County Subordinate Special Obligation Capital Appreciation RB Bonds Series 2009 (A+/A2)(a)
1,030,000	0.000	10/01/34	344,226
3,050,000	0.000	10/01/41	643,519
5,315,000	0.000	10/01/46	821,327
Miami-Dade County Subordinate Special Obligation RB Series 2009 (A+/A2)(a)
1,900,000	0.000	10/01/42	376,732
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,045,000	5.750	05/01/38	1,644,896
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(c)
5,340,000	0.000	05/01/38	2,349,600
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
2,725,000	5.000	05/01/15	2,670,309
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)
4,185,000	5.000	05/01/18	1,841,400

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
New River Community Development District Special Assessment Series 2006 A (NR/NR)(e)
$545,000	5.350%	05/01/38	$5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(e)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,842,137
1,765,000	5.000	04/01/25	1,914,901
1,005,000	5.000	04/01/26	1,079,591
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,055,000	6.125	05/01/35	1,068,356
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,445,000	6.125	05/01/35	1,447,514
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
2,535,000	5.125	05/01/17	2,533,834
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(e)
1,200,000	5.125	05/01/09	12
210,000	6.125	05/01/35	2,100
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
25,075,000	0.000	05/01/36	8,837,182
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,145,000	5.400	05/01/36	2,224,344
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(e)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(e)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(e)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,763,374
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
8,410,000	7.200	05/01/22	8,432,202
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(e)
4,670,000	7.200	05/01/22	3,269,000
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,235,000	5.450	05/01/36	4,529,165
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,675,000	5.500	05/01/15	1,674,045

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
$1,500,000	5.625%	07/01/39	$1,575,795
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
540,000	7.500	05/01/16	541,588
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,090,964
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	1,987,858
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,365,000	5.800	05/01/35	3,844,168
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,265,000	5.800	05/01/35	2,335,291
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(e)
3,265,000	5.850	05/01/34	1,583,525
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500	11/15/39	6,587,015
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(e)
455,000	5.500	11/01/10	273,000
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,019,643
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	2,504,925
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (AA-/Baa1)
2,500,000	5.125	10/01/38	2,487,900
Sumter Landing Community Development District Recreational RB Subseries 2005 B (NR/NR)
7,500,000	5.700	10/01/38	6,252,450
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
790,000	4.250	11/01/24	795,546
1,370,000	5.250	11/01/34	1,379,165
2,365,000	6.000	11/01/44	2,380,254
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	498,170
750,000	6.125	05/01/42	759,712
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
680,000	6.000	11/01/27	695,837
2,050,000	6.500	11/01/43	2,102,378

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
$925,000	6.375%	11/01/27	$942,390
2,300,000	7.125	11/01/44	2,345,126
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
3,000,000	5.000	05/01/32	2,809,830
6,685,000	5.125	05/01/43	6,168,584
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	5,037,950
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,240,000	4.000	05/01/33	1,159,623
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,470,000	4.000	05/01/34	2,273,981
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
8,700,000	6.375	05/01/38	9,744,348
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,650,000	6.125	05/01/39	9,375,476
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,485,000	7.000	05/01/41	6,508,940
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,170,000	5.500	05/01/42	2,248,576
Villasol Community Development District RB Series 2003 A (NR/NR)(e)
3,610,000	6.600	05/01/34	2,707,500
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
15,000	5.350	05/01/39	13,853
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(c)
1,025,000	0.000	05/01/39	628,130

			488,747,627

Georgia – 2.7%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,885,000	7.500	01/01/31	9,291,841
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (B+/NR)
11,700,000	8.750	06/01/29	14,041,872
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (B+/NR)
8,750,000	9.000	06/01/35	9,276,750
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,200,000	5.250	11/01/28	2,017,026
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,756,720

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
$2,500,000	7.000%	06/15/39	$2,526,725
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(d)
49,820,000	0.815	10/01/33	39,892,867

			78,803,801

Guam – 1.4%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,517,700
3,355,000	6.875	12/01/40	3,401,802
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
3,000,000	5.625	12/01/29	3,139,350
2,750,000	5.750	12/01/34	2,840,805
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
5,000,000	6.125	10/01/43	5,421,050
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,096,440
Guam Power Authority RB Series 2010 A (BBB/Baa3)
10,000,000	5.500	10/01/40	10,319,100
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Ba1)
9,785,000	5.625	07/01/40	10,135,205

			39,871,452

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
1,500,000	5.250	09/01/30	1,430,115
15,285,000	5.250	09/01/37	13,923,718

			15,353,833

Illinois – 5.2%
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (A+/Baa1)
8,965,000	5.500	12/01/29	9,910,987
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
81,000	5.400	03/01/16	82,973
1,450,000	5.625	03/01/36	1,427,148
Illinois Finance Authority RB for Advocate Health Care Network Series 2012 (AA/Aa2)
9,855,000	4.000	06/01/47	8,394,489
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
34,300,000	6.750	10/01/46	30,175,425
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,570,065

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
$1,250,000	6.125%	05/15/27	$1,371,488
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	3,929,715
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
17,875,000	6.000	05/15/39	19,553,462
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/B3)
14,000,000	6.500	10/15/40	13,929,440
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(e)
15,000	4.500	06/01/14	3,750
3,225,000	5.000	06/01/24	806,250
8,000,000	5.375	06/01/35	2,000,000
Illinois GO Bonds Series 2012 (A-/A3)
750,000	5.000	03/01/37	763,703
Illinois GO Bonds Series 2013 (AA/A3)
3,050,000	5.500	07/01/38	3,271,217
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,313,000	6.250	03/01/34	2,345,289
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(b)(g)
20,000,000	9.818	12/15/40	20,279,200
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(e)
4,567,000	6.000	03/01/36	3,251,521
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	825,535
1,010,000	4.750	10/01/32	978,569
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (BB+/NR)
5,000,000	7.125	11/01/43	5,011,600
5,000,000	7.625	11/01/48	5,155,250
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB-/B1)
12,090,000	5.750	08/01/42	10,475,622
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
3,988,000	5.750	03/01/36	3,886,027

			152,398,725

Indiana – 1.2%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,336,518
1,500,000	5.000	10/01/32	1,353,930

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
$3,250,000	5.250%	08/01/36	$3,305,965
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,067,460
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	4,915,300
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,099,375
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(g)
1,195,000	25.048	11/01/27	1,866,195
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(e)
7,520,823	6.500	11/15/31	7,521
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (B-/Caa1)
15,000,000	7.000	06/01/28	13,413,900
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(b)
2,000,000	5.500	09/01/27	1,971,940

			36,338,104

Iowa – 0.7%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
2,550,000	5.250	06/01/26	2,384,250
Iowa Finance Authority Midwestern Disaster Area RB for Alcoa, Inc. Projects Series 2012 (BBB-/Ba1)
17,890,000	4.750	08/01/42	15,973,802
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,376,097

			19,734,149

Kentucky – 1.0%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	8,563,360
9,000,000	6.500	03/01/45	9,668,070
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	6,875,313
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,343,050

			30,449,793

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – 1.5%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
$5,000,000	6.500%	11/01/35	$5,486,200
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A-/A3)
20,015,000	6.000	10/01/44	21,353,003
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 B (BBB+/Baa1)
10,240,000	4.250	12/01/38	9,265,561
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	8,511,393

			44,616,157

Maryland – 1.7%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
500,000	5.000	09/01/16	525,700
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,367,000	6.250	09/01/33	4,431,632
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,481,000	6.500	07/01/31	2,495,737
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,609,000	7.000	07/01/33	3,641,481
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,346,928
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	2,924,970
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	9,108,966
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,290,300
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	9,304,490
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	7,618,402
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,119,614

			49,808,220

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – 0.7%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)
$2,250,000	6.500%	11/15/43	$2,246,850
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
2,950,000	8.000	10/01/29	3,188,360
5,110,000	8.000	10/01/39	5,482,979
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	10,447,700

			21,365,889

Michigan – 3.6%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (B-/WR)
7,095,000	5.000	05/01/32	5,777,175
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,058,250
3,000,000	6.000	05/01/21	3,491,010
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(d)
4,500,000	0.765	07/01/32	3,522,465
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(b)(g)
13,885,000	11.867	01/01/18	21,428,998
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(a)
196,775,000	0.000	06/01/52	2,729,269
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(a)
70,100,000	0.000	06/01/52	678,568
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB/Baa2)
4,000,000	5.375	06/01/26	4,057,880
9,835,000	5.500	06/01/35	9,852,015
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	48,651,600

			104,247,230

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,552,150
3,750,000	6.000	06/15/39	3,827,437

			6,379,587

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,851,992

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(e)
$1,535,000	6.000%	07/01/37	$230,250
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(e)
7,750,000	6.000	07/01/25	1,162,500
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	1,027,920
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(e)
1,250,000	5.750	04/01/27	650,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	641,608

			3,712,278

Nevada – 0.7%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
445,000	2.000	06/01/14	445,494
495,000	2.000	06/01/15	493,584
495,000	3.000	06/01/16	496,945
770,000	3.000	06/01/17	766,527
765,000	4.000	06/01/18	775,519
840,000	4.000	06/01/19	836,867
715,000	4.000	06/01/20	706,127
920,000	4.000	06/01/21	888,233
495,000	5.000	06/01/22	505,949
445,000	5.000	06/01/23	452,498
200,000	4.250	06/01/24	190,698
320,000	5.000	06/01/24	324,202
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,720,000	4.800	03/01/15	1,706,205
1,975,000	4.900	03/01/17	1,925,388
2,440,000	5.000	03/01/20	2,318,756
2,455,000	5.100	03/01/21	2,316,759
1,270,000	5.100	03/01/22	1,182,853
3,465,000	5.125	03/01/25	3,081,598
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,315,000	5.000	09/01/25	1,302,547
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	56,146

			20,772,895

State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
$1,050,000	5.250%	06/01/26	$1,062,526
4,185,000	5.250	06/01/36	4,083,012

			5,145,538

New Jersey – 3.4%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,673,175
1,000,000	5.000	06/15/28	1,053,530
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	939,540
1,000,000	5.000	06/15/37	956,280
1,000,000	5.125	06/15/43	962,580
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,027,010
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
1,640,000	5.000	09/01/34	1,743,632
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
7,500,000	5.500	04/01/28	7,500,375
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B2)
8,500,000	5.250	09/15/29	8,473,055
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (B/NR)
5,000,000	5.625	11/15/30	5,009,850
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (B/NR)
5,000,000	5.625	11/15/30	5,045,250
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
32,380,000	6.625	07/01/38	33,112,436
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB-/Baa3)
8,980,000	5.250	07/01/30	9,035,047
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/A3)
2,000,000	6.750	12/01/38	2,335,540
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
4,500,000	4.750	06/01/34	3,398,625

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. Tobacco Settlement Asset-Backed Bonds Series 2007 1-A (B-/B2)
$21,350,000	5.000%	06/01/41	$16,064,594

			99,330,519

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB/Baa2)
6,925,000	4.875	04/01/33	6,941,204
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
14,000,000	5.900	06/01/40	14,881,020
New Mexico State Hospital Equipment Loan Council First Mortgage RB Refunding for Haverland Charter Lifestyle Group Series 2013 (BBB-/NR)
2,000,000	5.000	07/01/42	1,758,740

			23,580,964

New York – 0.7%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,563,225
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,368,455
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,113,310
3,000,000	6.375	01/01/39	3,314,460
5,000,000	6.500	01/01/46	5,534,950
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa3)
1,565,000	5.750	06/15/35	1,614,360
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,172,150

			19,680,910

North Carolina – 0.3%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	1,043,700
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,539,206
1,000,000	5.000	03/01/37	918,200
1,000,000	5.000	03/01/42	897,600
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	506,415

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
$1,500,000	5.250%	10/01/24	$1,514,565

			8,419,686

Ohio – 6.5%
Bowling Green City Student Housing RB for CFP I LLC— Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,096,320
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
10,500,000	5.125	06/01/24	8,913,975
39,485,000	5.875	06/01/30	32,564,859
44,050,000	6.500	06/01/47	38,253,020
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/B3)
10,000,000	6.250	06/01/37	8,442,800
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
32,320,000	5.375	09/15/27	31,757,955
Cleveland Airport System RB Refunding Series 2012 A (AGM) (AA/A2)
6,900,000	5.000	01/01/30	7,247,346
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	15,709,386
15,000,000	5.000	01/01/37	14,388,900
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	1,877,280
1,610,000	5.000	01/01/46	1,491,923
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB-/B1)
8,730,000	6.750	12/01/40	8,997,400
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba1)
8,000,000	5.000	02/15/48	6,230,960
Ohio State Air Quality Development Authority RB Refunding for AK Steel Holding Corp. Project Series 2012 A (AMT) (B-/Caa1)
2,020,000	6.750	06/01/24	1,829,393
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa2)
7,250,000	5.650	03/01/33	7,166,987

			191,968,504

Oklahoma – 1.5%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
4,725,000	5.000	12/01/27	4,486,718
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
10,000,000	5.500	06/01/35	9,827,400

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
$2,680,000	5.500%	12/01/35	$2,616,832
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	23,727,249
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,191,090
865,000	6.000	05/01/31	834,535

			43,683,824

Oregon – 0.2%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,611,348

Pennsylvania – 3.5%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,513,260
1,000,000	5.000	09/01/35	979,360
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
12,000,000	5.000	05/01/42	11,544,360
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	482,795
1,000,000	5.000	08/01/45	929,850
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,424,240
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/42	992,400
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(d)
48,250,000	0.929	05/01/37	36,151,795
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,358,350
1,500,000	5.000	04/01/33	1,402,230
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
7,400,000	6.250	01/01/32	7,487,912
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B-/NR)
2,460,000	8.000	05/01/29	2,786,122
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(d)
13,095,000	0.765	07/01/27	10,995,086
10,750,000	0.815	07/01/39	7,469,638
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,013,680

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (CC/NR)(e)
$3,000,000	5.250%	09/01/26	$1,050,000
3,000,000	5.250	09/01/31	1,050,000
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BB+/Ba2)
5,000,000	6.250	07/01/23	5,090,250
3,940,000	5.625	07/01/42	3,540,602

			103,261,930

Puerto Rico – 8.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (ASSURED GTY) (AA/A3)
10,075,000	5.125	07/01/47	9,076,769
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba2)
66,440,000	6.000	07/01/38	49,701,771
38,845,000	6.000	07/01/44	28,694,801
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian-IBCC) (NR/Ba2)
1,710,000	6.000	07/01/44	1,263,177
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba2)
115,000	4.500	07/01/27	76,890
370,000	5.000	07/01/30	256,754
5,115,000	5.125	07/01/37	3,468,789
51,335,000	5.250	07/01/42	34,321,041
3,470,000	6.000	07/01/47	2,545,314
Puerto Rico Commonwealth GO Bonds Series 2014 A (BB+/Ba2)
19,135,000	8.000	07/01/35	17,855,634
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (BB+/Ba2)
4,000,000	5.250	07/01/32	2,947,040
4,000,000	5.250	07/01/37	2,840,040
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
30,000,000	0.683	07/01/29	20,301,300
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB/Ba2)
9,700,000	5.250	07/01/26	6,485,905
Puerto Rico Electric Power Authority RB Series 2008 WW (BBB/Ba2)
2,000,000	5.500	07/01/20	1,435,320
Puerto Rico Electric Power Authority RB Series 2012 A (AGM) (BBB/Ba2)
20,555,000	5.000	07/01/42	12,115,117
Puerto Rico Electric Power Authority RB Series 2013 A (BBB/Ba2)
5,000,000	7.000	07/01/33	3,536,550
10,000,000	6.750	07/01/36	6,959,300
Puerto Rico Highway & Transportation Authority RB Refunding Series 2004 I (FGIC) (BB+/Ba2)
100,000	5.000	07/01/23	57,570
55,000	5.000	07/01/24	31,661

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 M (BB+/Ba2)
$85,000	5.000%	07/01/37	$46,915
Puerto Rico Highway & Transportation Authority RB Series 2003 G (FGIC) (BB+/Ba2)
80,000	5.000	07/01/22	46,059
Puerto Rico Highway & Transportation Authority RB Series 2005 K (BB+/Ba2)
80,000	5.000	07/01/21	46,063
Puerto Rico Highway & Transportation Authority RB Subseries 2003 (BB+/Ba3)
200,000	5.000	07/01/28	107,932
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BB+/Ba2)(a)
4,750,000	0.000	07/01/34	920,930
3,750,000	0.000	07/01/35	670,463
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (FGIC) (BB+/Ba2)(a)
10,720,000	0.000	07/01/31	1,724,848
10,085,000	0.000	07/01/45	462,801
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (BB+/Ba2)
1,000,000	6.125	07/01/23	836,880
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/Baa2)
6,800,000	6.000	08/01/42	5,467,880
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/Baa2)(a)
25,000,000	0.000	08/01/39	3,370,500
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/Baa2)(c)
20,910,000	0.000	08/01/32	15,743,975
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (A+/Baa2)(c)
10,000,000	0.000	08/01/33	5,425,200
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (A+/Baa2)(c)
10,000,000	0.000	08/01/33	2,167,300
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (A+/Baa2)
500,000	5.250	08/01/43	371,450
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (AA-/Baa1)
500,000	5.000	08/01/40	409,770

			241,789,709

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BBB-/NR)
2,500,000	6.000	09/01/33	2,570,400
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(a)
85,300,000	0.000	06/01/52	1,417,686

			3,988,086

State-Specific Municipal Debt Obligations – (continued)
South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
$3,810,000	6.875%	11/01/35	$3,515,144
South Carolina Jobs—Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,510,320

			8,025,464

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	5,060,900

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,445,000	5.125	04/01/23	1,457,947
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB/NR)
240,000	5.000	10/01/15	247,390
7,500,000	5.125	10/01/35	7,314,000
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,500,930
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,133,710
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,018,160
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (NR/NR)(d)(e)
8,680,000	5.750	04/01/25	4,006,167
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,009,480
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
1,500,000	5.250	12/01/42	1,369,695
2,000,000	5.375	12/01/47	1,828,020

			27,885,499

Texas – 5.8%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
165,000	9.750	01/01/26	167,449
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
8,295,000	9.750	01/01/26	8,417,268

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
$3,250,000	6.200%	07/01/45	$3,315,228
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CC/C)(e)
4,740,000	5.000	03/01/41	118,500
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/C)(e)
9,275,000	6.750	10/01/38	231,875
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)(b)
6,000,000	7.250	04/01/32	6,009,360
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
4,000,000	4.750	11/01/42	3,778,960
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	12,176,066
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,123,324
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B/B2)
1,000,000	5.700	07/15/29	1,000,000
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B/B2)
9,000,000	6.625	07/15/38	9,611,100
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
5,200,000	6.300	11/01/29	5,800,288
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,165,000	5.625	02/15/35	5,195,009
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	28,646,245
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	57,213,997
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/C)(e)
5,950,000	5.200	05/01/28	148,750
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125%	05/15/37	3,918,959
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa2)(d)
7,825,000	0.856	12/15/26	6,509,226
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,368,050

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
$5,000,000	6.750%	06/30/43	$5,539,300
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(f)
250,000	5.000	07/01/15	264,745

			169,553,699

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,013,900

Utah – 0.9%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
24,692,000	7.100	08/15/23	27,021,690

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,253,759
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
2,250,000	5.000	10/01/42	2,285,798

			3,539,557

Virginia – 0.8%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	976,650
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	3,952,893
2,000,000	6.625	03/01/26	2,196,400
7,000,000	6.875	03/01/36	7,758,590
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	499,990
1,100,000	6.125	01/01/35	1,099,901
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	734,795
1,000,000	5.300	09/01/31	996,570
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	505,950
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,588,040

			23,309,779

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – 0.8%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(g)
$3,955,000	13.898%		12/14/17	$6,005,747
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(g)
4,150,000	13.904		12/14/17	6,217,364
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750		12/01/35	4,068,200
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)
3,000,000	5.000		12/01/42	2,957,970
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA/Aa3)
750,000	6.000		08/15/39	813,097
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA/Aa3)
1,750,000	6.000		08/15/39	1,897,228

				21,959,606

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co.—Amos Project Series 2010 A (BBB/Baa1)(d)
4,000,000	5.375		12/01/38	4,194,560

Wisconsin – 1.9%
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB-/NR)
5,420,000	5.000		07/01/42	4,932,309
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB/NR)
1,500,000	6.100		05/01/34	1,501,305
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125		05/15/29	5,900,958
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000		05/15/36	3,175,612
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB/NR)
4,235,000	5.250		03/01/35	4,281,754
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250		08/15/31	2,044,480
23,380,000	5.250		08/15/34	23,805,048
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125		08/15/30	10,831,338

				56,472,804

State-Specific Municipal Debt Obligations – (continued)
TOTAL INVESTMENTS – 97.5%
(Cost $2,896,329,229)		$2,859,538,729

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		73,332,453

NET ASSETS – 100.0%		$2,932,871,182

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $124,698,684, which represents approximately 4.3% of net assets as of March 31, 2014.
(c)	Zero coupon bond until next reset date.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(e)	Security is currently in default.
(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(g)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2014.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
Radian	—Insured by Radian Asset Assurance
Radian IBCC	—Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	$4,000	1.000%	03/20/23	0.969%	$(178,076)	$180,891
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	10,000	1.700	06/20/21	0.776	—	579,358
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	9,000	1.000	03/20/23	0.969	(400,672)	407,005
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	25,000	1.000	09/20/23	1.010	(1,172,574)	1,099,893
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	15,000	1.000	09/20/23	1.010	(661,657)	618,048
	Illinois State GO Bonds, Series A, 5.0000%, 06/01/29	10,000	1.830	06/20/21	1.569	—	145,061
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	10,000	1.000	09/20/23	1.010	(469,030)	439,957
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/18	10,000	1.000	12/20/23	1.028	(275,600)	228,760

	Illinois State GO Bonds, Series A, 5.0000%, 06/01/29	10,000	1.000	12/20/23	1.726	(746,010)	193,020
TOTAL						$(3,903,619)	$3,891,993

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$301,400(a)	06/18/44	3 Month LIBOR	3.750%	$(7,987,770)	$(1,874,731)

(a)	Represents a forward starting interest rate swap whose effective date of commencement of accruals and cash flows occur subsequent to March 31, 2014.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 98.0%
Alabama – 1.8%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	12.172%	11/03/16	$1,321,310
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
2,500,000	5.750	10/01/30	2,864,850
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,740,181
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	601,260
100,000	5.000	11/15/21	102,366
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	351,824
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	6.000	10/01/42	1,009,650
1,000,000	6.500	10/01/53	1,033,250

			9,024,691

Arizona – 1.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
5,150,000	0.973	01/01/37	4,105,116
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,459,732
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (A-/A3)(a)
2,000,000	5.500	06/01/14	2,016,460

			8,581,308

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
505,000	5.500	07/01/23	530,351

California – 21.2%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,271,200
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,397,950
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,137,120

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (AA/WR)
$1,000,000	5.750%	09/01/23	$1,009,910
California State Various Purpose GO Bonds Series 2009 (A/A1)
5,000,000	5.250	10/01/25	5,679,800
5,000,000	6.500	04/01/33	6,101,650
2,750,000	6.000	04/01/38	3,154,745
California State Various Purpose GO Bonds Series 2010 (A/A1)
1,250,000	6.000	03/01/33	1,466,487
1,500,000	5.500	03/01/40	1,661,430
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A/NR)
1,435,000	5.750	08/15/38	1,548,939
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,279,380
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,199
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(e)
6,500,000	0.000	06/01/34	2,425,345
Clovis Unified School District GO Bonds for Election of 2012 Series 2012 A (AA/Aa2)
2,575,000	5.000	08/01/29	2,871,511
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
355,000	5.000	09/01/36	357,709
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,714,360
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	513,450
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(e)
18,000,000	0.000	06/01/47	1,531,800
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(e)
19,500,000	0.000	06/01/47	482,625
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000	09/01/25	595,613
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250	08/01/39	5,459,950
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A/A1)(d)
2,100,000	0.344	07/01/27	1,945,505

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(e)
$2,000,000	0.000%	08/01/37	$573,120
4,500,000	0.000	08/01/38	1,207,845
4,500,000	0.000	08/01/39	1,135,845
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(e)
1,205,000	0.000	08/01/26	665,847
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,200,607
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,215,190
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(f)
5,000,000	0.000	08/01/35	3,438,050
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,162,281
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,580,450
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(f)
6,450,000	0.000	08/01/38	5,498,173
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(e)
2,150,000	0.000	08/01/31	898,377
4,150,000	0.000	08/01/32	1,619,704
3,500,000	0.000	08/01/33	1,280,650
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,214,360
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
3,000,000	0.688	12/01/35	2,377,440
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,355,200
San Diego Public Facilities Financing Authority Water RB Refunding Subseries 2012 A (AA-/Aa3)
2,500,000	5.000	08/01/31	2,776,375
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(e)
5,000,000	0.000	07/01/39	1,447,900
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,268,780
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/Baa1)(e)
1,605,000	0.000	01/15/26	826,736

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/A1)
$310,000	5.250%	06/01/34	$310,338
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/Baa1)
725,000	5.250	09/01/19	733,512
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/Baa1)(e)
1,175,000	0.000	08/01/25	712,121

			104,120,579

Colorado – 1.8%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A+/A1)
800,000	5.000	03/01/25	812,952
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	1,054,504
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,555,650
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(e)
6,000,000	0.000	09/01/40	1,272,060

			8,695,166

District of Columbia – 1.4%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
300,000	6.250	05/15/24	300,825
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,100,990
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)
5,000,000	6.000	10/01/35	5,732,700

			7,134,515

Florida – 10.0%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A-/NR)
1,095,000	5.000	05/01/19	1,163,963
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,260,000	6.000	05/01/35	2,289,131
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,085,000	5.750	05/01/35	2,085,000
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,134,136
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
865,000	5.375	05/01/36	885,241

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
$400,000	5.000%	05/01/21	$403,300
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/Baa1)
125,000	4.750	10/01/36	124,829
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (AA-/Baa1)
655,000	5.800	05/01/16	655,138
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
1,750,000	4.125	05/01/31	1,540,525
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,128,910
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
2,000,000	5.000	10/01/21	2,273,880
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/Baa1)
2,755,000	5.375	05/01/22	2,853,960
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,710,000	5.750	05/01/35	1,711,334
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	300,414
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,165,000	5.875	05/01/35	2,248,244
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(g)
1,185,000	5.375	05/01/30	829,500
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
855,000	6.000	05/01/35	854,949
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A2)
1,200,000	6.000	02/01/30	1,358,928
1,500,000	6.000	02/01/31	1,690,005
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
5,000,000	5.000	03/01/30	5,275,600
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	636,709
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,325,438
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,330,851

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(h)
$1,035,000	7.125%	11/01/16	$1,140,642
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
870,000	5.500	05/01/36	871,122
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
585,000	5.450	05/01/36	599,151
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
1,405,000	4.250	05/01/34	1,267,436
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,257,760
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/Baa1)
1,140,000	4.500	05/01/18	1,207,853
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
850,000	5.350	05/01/35	850,391
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	459,405
500,000	4.375	05/01/35	444,015
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,685,000	5.250	05/01/37	1,716,088
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	985,650

			48,899,498

Georgia – 1.2%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/Aa3)
1,250,000	5.000	01/01/27	1,335,900
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/A1)
4,075,000	5.250	07/01/36	4,460,740

			5,796,640

Guam – 0.3%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	889,483
750,000	5.750	12/01/34	774,765

			1,664,248

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,114,400

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – 6.0%
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A-/A3)
$2,000,000	5.500%	01/01/29	$2,143,120
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A2)
490,000	5.250	01/01/34	491,107
Chicago Illinois Sales Tax RB Series 2011 A (AAA/Baa1)
2,000,000	5.000	01/01/41	2,029,340
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	380,516
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (A-/NR)
400,000	5.050	08/01/29	411,196
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A2)
975,000	5.000	06/01/19	977,711
Illinois GO Bonds Series 2012 A (A-/A3)
2,500,000	4.000	01/01/26	2,472,150
Illinois GO Bonds Series 2013 (A-/A3)
5,120,000	5.500	07/01/38	5,491,354
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (AA-/A1)
4,020,000	5.250	02/01/22	4,438,120
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA/Aa2)
2,725,000	9.000	11/01/16	3,211,658
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,268,314
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,340,578
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(e)
6,450,000	0.000	12/01/25	3,825,624

			29,480,788

Indiana – 1.3%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
2,000,000	5.250	08/01/36	2,034,440
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
1,000,000	5.000	07/01/48	975,900
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
205,000	25.048	11/01/27	320,142
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	693,254

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Jasper County PCRB Refunding for Northern RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/Baa1)
$650,000	5.850%	04/01/19	$737,913
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,464,792

			6,226,441

Iowa – 0.3%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
1,325,000	5.250	06/01/22	1,301,640

Kentucky – 0.9%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(h)
3,750,000	6.125	02/01/18	4,471,463

Louisiana – 1.4%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	688,885
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,613,837
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)
1,230,000	5.250	08/01/28	1,374,267
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,505,020
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/Baa1)
500,000	5.000	04/01/30	511,635

			6,693,644

Maryland – 1.3%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,031,000	6.500	07/01/31	1,037,124
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
235,000	5.600	07/01/20	235,085
555,000	5.700	07/01/29	554,983
Maryland State Health & Higher Educational Facilities Authority RB Refunding for MedStar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	506,450
750,000	5.500	08/15/33	758,707
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
1,025,000	5.375	12/01/14	1,039,217
500,000	5.625	12/01/16	521,060

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
$1,500,000	5.000%	03/01/19	$1,659,390

			6,312,016

Massachusetts – 2.1%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,699,650
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,520,000	6.350	01/01/30	1,609,330
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	3,125,550

			10,434,530

Michigan – 0.9%
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(b)(c)
2,780,000	11.867	01/01/18	4,290,430

Minnesota – 1.0%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A3)
1,500,000	6.750	11/15/32	1,733,055
St. Paul Minnesota Housing & Redevelopment Authority RB for HealthPartners Obligated Group Project Series 2006 (A/A2)
2,900,000	5.250	05/15/36	2,978,909

			4,711,964

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,192,247

Missouri – 0.3%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	278,043
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,060,890

			1,338,933

Nevada – 0.4%
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
590,000	4.850	12/01/15	603,759
1,310,000	5.100	12/01/22	1,337,300

			1,941,059

New Hampshire – 0.3%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)
1,250,000	5.200	05/01/27	1,369,475

State-Specific Municipal Debt Obligations – (continued)
New Jersey – 7.0%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A1)(h)
$325,000	6.000%	12/15/18	$395,743
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A1)
675,000	6.000	12/15/34	754,954
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
360,000	5.000	09/01/34	382,748
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/A1)
4,000,000	5.500	12/15/29	4,411,080
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	605,724
175,000	5.500	07/01/30	176,764
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,556,550
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
3,000,000	6.125	06/01/30	3,198,240
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa2)
365,000	6.150	10/01/23	383,487
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(d)
6,275,000	0.105	01/01/30	5,854,592
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,876,924
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A+/A1)
5,260,000	5.500	06/15/41	5,728,456
Rutgers State University RB Refunding Series 2013 J (AA-/Aa3)
5,000,000	5.000	05/01/32	5,566,500
Rutgers State University RB Refunding Series 2013 L (AA-/Aa3)
2,500,000	5.000	05/01/43	2,694,575

			34,586,337

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
2,500,000	5.900	06/01/40	2,657,325
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,071,570

			3,728,895

New York – 3.5%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa3)
6,500,000	5.750	05/01/26	7,351,760
4,500,000	5.750	05/01/29	5,024,655
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	433,662

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO Bonds Series 2006 A (NR/NR)(h)
$5,000	5.000%	08/01/16	$5,525
New York State Energy Research & Development Authority RB for Consolidated Edison Company Subseries 2004 B1-1 (XLCA) (A-/A2)(d)
5,000,000	0.070	05/01/32	4,445,909

			17,261,511

North Carolina – 1.6%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,179,740
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA/A3)
430,000	6.000	01/01/19	466,907
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa2)(d)
6,025,000	0.070	10/01/22	5,402,337

			8,048,984

Ohio – 0.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
440,000	5.125	06/01/24	373,538

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
240,000	5.000	12/01/27	227,897
140,000	5.125	12/01/36	126,847

			354,744

Oregon – 0.8%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)
1,500,000	8.250	01/01/38	1,808,130
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,331,660

			4,139,790

Pennsylvania – 1.4%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/Baa1)
2,000,000	7.500	09/01/26	2,351,500
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A2)
2,500,000	4.000	10/01/23	2,613,450
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)
1,720,000	5.500	12/01/29	1,969,486

			6,934,436

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – 6.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba2)
$3,635,000	6.125%	07/01/24	$2,884,445
2,000,000	6.000	07/01/38	1,496,140
2,500,000	6.000	07/01/44	1,846,750
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba2)
1,050,000	5.750	07/01/37	762,510
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BB+/Ba2)
3,000,000	6.500	07/01/37	2,457,690
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/Baa1)
2,000,000	6.000	07/01/27	2,002,000
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BB+/Ba3)
900,000	5.250	07/01/18	665,469
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
2,700,000	0.683	07/01/29	1,827,117
Puerto Rico Electric Power Authority RB Series 2013 A (BBB/Ba2)
3,000,000	6.750	07/01/36	2,087,790
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/Baa2)(f)
13,000,000	0.000	08/01/32	9,788,220
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (A+/Baa2)
5,805,000	5.000	08/01/24	4,934,134
2,750,000	6.500	08/01/44	2,354,770

			33,107,035

South Carolina – 1.1%
City of Columbia Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
2,500,000	5.000	02/01/41	2,686,575
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,500,225

			5,186,800

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	524,995
300,000	5.250	07/01/38	311,400

			836,395

Tennessee – 1.6%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,817,689

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
$2,700,000	5.250%	04/01/36	$2,724,516
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,004,880
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,111,697

			7,658,782

Texas – 12.9%
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,785,317
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,723,700
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	700,672
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,893,100
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
4,300,000	0.304	07/01/32	3,902,279
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)(h)
1,000,000	5.250	05/15/14	1,005,950
Lower Colorado River Authority RB Series 2008 (NR/A1)
440,000	5.750	05/15/37	459,721
Lower Colorado River Authority RB Series 2008 (NR/NR)(h)
100,000	5.750	05/15/15	106,152
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
1,300,000	6.300	11/01/29	1,450,072
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/Baa1)(d)
2,500,000	5.200	05/01/30	2,633,600
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	152,031
235,000	5.625	02/15/35	236,365
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(f)
1,000,000	0.000	09/01/43	710,300

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
$2,500,000	6.250%	01/01/24	$2,929,075
1,100,000	6.250	01/01/39	1,231,615
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,111,600
1,000,000	6.000	09/01/41	1,171,890
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(f)
6,000,000	0.000	01/01/43	6,759,000
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,531,900
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,000,000	5.500	02/01/29	1,091,400
1,670,000	5.500	02/01/31	1,813,052
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (MUN GOVT GTD) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,311,760
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,098,441
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,811,314
1,900,000	5.250	02/01/27	2,000,054
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	398,459
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa2)
3,000,000	6.250	12/15/26	3,574,170

			63,592,989

Utah – 0.3%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,570,000	5.900	07/01/36	1,600,191

Virginia – 0.4%
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	765,870
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,147,010

			1,912,880

Washington – 2.3%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
700,000	13.898	12/14/17	1,062,964

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
$730,000	13.904%	12/14/17	$1,093,657
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/Baa1)
2,000,000	5.000	12/01/30	2,036,880
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,812,150
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/Aa3)
250,000	6.000	08/15/39	271,032
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/Aa3)
250,000	6.000	08/15/39	271,033
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	546,600
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,147,540

			11,241,856

West Virginia – 0.6%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,051,500
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,050,700

			3,102,200

Wisconsin – 0.5%
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	379,890
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	99,862
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,788,920

			2,268,672

TOTAL INVESTMENTS – 98.0%
(Cost $454,503,176)			$481,262,061

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			9,829,685

NET ASSETS – 100.0%			$491,091,746

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,364,103, which represents approximately 2.7% of net assets as of March 31, 2014.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2014.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Zero coupon bond until next reset date.
(g)	Security is currently in default.
(h)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
CAL MTG INS	—Insured by California Mortgage Insurance
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF INSTN	—General Obligation of Institution
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Radian	—Insured by Radian Asset Assurance
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	0.969%	$(44,519)	$45,223
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	0.969	(44,519)	45,222
TOTAL						$(89,038)	$90,445

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$15,100(a)	06/18/44	3 Month LIBOR	3.750%	$(117,341)	$(376,766)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.7%
Alabama – 1.2%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,738,912
1,500,000	5.000	06/01/18	1,719,480
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/Aa3)
11,400,000	4.000	03/01/17	12,365,010
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
6,875,000	12.172	11/03/16	9,084,006
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,000,000	5.000	08/01/17	5,688,200
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,065,840
1,750,000	5.000	10/01/17	1,897,963
1,875,000	5.000	10/01/18	2,051,381
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
2,795,000	3.500	08/15/14	2,828,876
3,300,000	4.000	08/15/15	3,466,386
3,850,000	3.000	08/15/16	3,939,397

			46,845,451

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa3)
825,000	3.000	06/30/15	853,001
1,465,000	3.000	06/30/16	1,543,495
340,000	4.000	06/30/17	372,337
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
6,130,000	4.625	06/01/23	5,806,765

			8,575,598

Arizona – 2.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
30,300,000	0.973	01/01/37	24,152,433
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2012 A (BBB+/NR)
1,000,000	2.000	02/01/15	1,011,370
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(a)
5,000,000	1.910	02/05/20	4,919,500
Arizona Sports & Tourism Authority RB Refunding for Professional Baseball Training Facilities Project Series 2013 (BBB+/A3)
1,000,000	5.000	07/01/15	1,049,200
1,000,000	5.000	07/01/16	1,078,330
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
8,195,000	4.000	07/01/15	8,580,820
7,235,000	4.000	07/01/16	7,804,467

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
$1,000,000	4.000%	07/01/15	$1,045,410
1,000,000	4.000	07/01/16	1,071,260
1,500,000	5.000	07/01/17	1,680,315
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB/Baa2)(a)
5,000,000	4.000	06/01/15	5,100,750
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A3)(a)
6,500,000	1.750	05/30/18	6,448,260
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (A-/A3)(a)
4,500,000	6.000	05/01/14	4,519,665
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (A-/A3)(a)
1,000,000	6.000	05/01/14	1,004,370
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
1,000,000	4.000	07/01/16	1,075,910
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,248,749
10,010,000	3.000	07/01/19	10,748,738
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)
3,800,000	5.000	07/01/17	4,113,462
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 A (NR/A3)(a)
2,000,000	1.250	05/30/14	2,002,780
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (A-/A3)(a)
3,000,000	5.500	06/01/14	3,024,690
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,331,163
1,405,000	1.750	07/01/17	1,435,826
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	3,946,878
Yavapai County Industrial Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
5,000,000	2.125	06/01/18	5,068,850

			113,463,196

Arkansas – 0.5%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
1,985,000	2.000	01/01/15	2,002,627
1,720,000	2.000	01/01/16	1,743,667
2,065,000	2.000	01/01/17	2,089,862
1,885,000	3.000	01/01/18	1,961,644

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A3)
$3,000,000	1.550%	10/01/17	$3,002,040
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,586,160
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
660,000	2.000	11/01/14	666,165
760,000	2.000	11/01/15	778,012
845,000	2.000	11/01/16	868,626
1,915,000	2.000	11/01/17	1,965,096
1,465,000	2.000	11/01/18	1,491,414
720,000	2.000	11/01/19	719,237

			18,874,550

California – 10.7%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/A1)
3,000,000	5.000	08/01/16	3,308,340
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	52,607
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	0.960	05/01/23	9,921,500
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(a)
7,000,000	0.960	05/01/23	6,945,050
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	1.310	04/01/27	14,954,700
Bay Area Toll Authority Toll Bridge RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(a)
26,050,000	1.450	08/01/17	26,107,570
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(e)
1,735,000	0.000	08/01/17	1,631,872
1,510,000	0.000	08/01/18	1,369,464
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
500,000	2.250	09/01/14	502,555
465,000	3.000	09/01/15	474,570
650,000	3.000	09/01/16	663,058
735,000	3.000	09/01/17	742,130
1,000,000	3.250	09/01/18	1,008,590
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/Baa3)
25,000	4.300	09/01/16	25,627
Burbank Public Financing Authority RB for Golden State Series 2003 A (AMBAC) (A/WR)
985,000	5.250	12/01/18	987,088
230,000	5.250	12/01/19	230,479

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(d)
$7,500,000	0.103%	07/01/23	$6,900,618
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A3)(a)
2,500,000	5.000	07/01/14	2,529,675
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(a)
8,000,000	1.860	07/01/17	8,067,200
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA/Aa3)(a)
5,000,000	1.450	03/15/17	5,069,600
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(a)
5,000,000	5.000	10/16/14	5,114,300
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Series 2012 B-2 (AAA/Aaa)(a)
14,250,000	0.360	04/01/15	14,260,117
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(a)
5,000,000	2.160	11/01/16	5,002,250
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,836,408
3,480,000	5.000	11/01/17	3,803,396
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa2)
8,000,000	5.000	05/01/14	8,032,640
15,585,000	4.000	05/01/16	16,748,109
California State Economic Recovery GO Bonds Series 2004 A (AA/Aa2)
1,040,000	5.250	07/01/14	1,053,083
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AA+/Aaa)(f)
255,000	5.250	07/01/14	258,241
California State GO Bonds Refunding Series 2005 (A/A1)
3,000,000	5.000	05/01/14	3,012,330
California State Public Works Board Lease RB for Department of Mental Health Series 2004 A (A-/A2)
4,185,000	5.250	06/01/14	4,219,233
California State Public Works Board Lease RB for Various Judicial Council Projects Series 2011 D (A-/A2)
11,685,000	2.000	12/01/14	11,824,636
California State Various Purpose GO Bonds Refunding Series 2012 (A/A1)
1,150,000	2.000	09/01/16	1,189,042
2,055,000	5.000	09/01/19	2,422,763
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,000,000

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
$400,000	2.000%	09/02/14	$401,628
250,000	2.000	09/02/15	250,902
400,000	3.000	09/02/17	404,404
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (AA-/Baa1)
275,000	5.500	10/01/15	293,950
Cerritos Public Financing Authority Tax Allocation Redevelopment Projects Series 2002 A (AMBAC) (A-/WR)
1,275,000	5.000	11/01/14	1,304,746
Charter Oak Unified School District GO BANS Series 2012 (SP-1+/NR)
4,625,000	5.000	10/01/15	4,943,107
Colton Public Financing Authority Tax Allocation Series 1998 A (NATL-RE) (AA-/Baa1)
235,000	5.000	08/01/18	235,012
Contra Costa Transportation Authority Sales Tax RB Series 2012 A (AA+/NR)(a)
11,000,000	0.474	12/15/15	11,005,940
Corona Redevelopment Agency Tax Allocation Refunding for Merged Downtown Series 2004 A (NATL-RE FGIC) (AA-/Baa1)
500,000	5.000	09/01/16	508,140
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (BBB+/NR)
500,000	2.000	09/01/14	502,025
500,000	3.000	09/01/16	518,535
275,000	4.000	09/01/18	296,659
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(e)
13,300,000	0.000	09/01/15	13,202,910
Emeryville Public Financing Authority Redevelopment Series 2001 A (NATL-RE) (AA-/Baa1)
150,000	4.800	09/01/15	150,171
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
250,000	5.000	08/15/14	252,422
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
880,000	5.500	10/01/17	880,730
Fullerton City Public Financing Authority Tax Allocation RB Series 2005 (AMBAC) (A/WR)
325,000	4.500	09/01/14	328,923
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB/A1)
4,900,000	5.000	06/01/17	5,400,290
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
16,365,000	4.500	06/01/27	14,138,214
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (A-/A2)
550,000	5.000	06/01/14	553,619

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (A-/A2)
$4,225,000	3.000%	06/01/17	$4,475,035
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,312,759
1,250,000	4.000	09/02/18	1,358,962
1,900,000	4.000	09/02/19	2,060,474
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB-/NR)
700,000	2.000	09/02/14	703,171
480,000	2.000	09/02/15	483,744
625,000	2.000	09/02/17	620,500
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
300,000	3.000	09/02/14	302,382
300,000	3.000	09/02/15	306,864
500,000	3.000	09/02/16	517,110
400,000	3.250	09/02/17	414,336
750,000	3.625	09/02/18	776,880
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
635,000	3.000	09/02/15	637,527
1,285,000	3.000	09/02/16	1,286,170
1,325,000	3.000	09/02/17	1,317,315
600,000	3.000	09/02/18	595,818
Lake Elsinore School Financing Authority RB Refunding Series 2012 (NR/NR)
3,180,000	2.000	09/01/14	3,186,074
1,370,000	2.000	09/01/15	1,365,629
Lammersville Joint Unified School District Special Tax for Community Facilities District No. 2002 Series 2013 (NR/NR)
680,000	2.000	09/01/14	681,496
750,000	2.000	09/01/15	750,202
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(e)(f)
1,750,000	0.000	09/01/16	1,727,390
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,351,896
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/Baa1)
540,000	5.500	07/01/17	565,051
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	11,373,400
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,728,015
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
3,735,000	3.000	07/01/14	3,761,481

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Unified School District GO Bonds Series 2006 F (FGIC) (AA-/Aa2)
$1,805,000	5.000%	07/01/17	$1,983,063
Lynwood Unified School District GO BANS Series 2013 (SP-1/MIG1)(e)
3,000,000	0.000	08/01/14	2,990,790
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
335,000	3.000	09/01/14	338,698
365,000	3.000	09/01/15	378,235
410,000	3.000	09/01/16	427,487
275,000	4.000	09/01/17	296,442
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-1 (AAA/Aa1)(a)
24,640,000	0.410	05/01/15	24,617,331
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-2 (AAA/Aa1)(a)
3,940,000	0.410	05/01/15	3,936,375
Milpitas California Redevelopment Agency Tax Allocation for Redevelopment Project Area No. 1 Series 2003 (NATL-RE) (AA-/Baa1)
1,300,000	5.250	09/01/17	1,303,328
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,230,000	3.000	09/01/14	1,241,636
1,000,000	3.000	09/01/16	1,034,420
1,895,000	4.000	09/01/17	2,016,109
3,080,000	4.000	09/01/19	3,246,905
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,128,740
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,396,370
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
125,000	4.000	08/01/14	126,181
570,000	4.000	08/01/15	589,728
300,000	4.000	08/01/16	317,655
225,000	4.000	08/01/17	240,462
350,000	5.000	08/01/18	390,082
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,111,058
1,000,000	5.000	09/01/19	1,084,100
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
590,000	3.000	09/01/14	596,514
620,000	3.000	09/01/15	642,481
890,000	3.000	09/01/16	931,857
Natomas Unified School District GO Bonds Refunding Series 2013 (AA/A2)
410,000	3.000	09/01/18	428,286
730,000	4.000	09/01/20	786,845
650,000	4.000	09/01/21	694,675

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A2)
$1,235,000	4.000%	08/01/14	$1,250,413
1,705,000	3.000	08/01/15	1,765,493
Ontario Redevelopment Financing Authority RB for Center City and Cimarron Redevelopment Project No. 1 Series 2002 (NATL-RE) (AA-/Baa1)
500,000	5.250	08/01/14	501,265
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	129,611
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/Baa1)
700,000	5.250	04/01/20	722,988
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (AA-/Baa1)
100,000	5.000	04/01/16	105,034
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/Baa1)
100,000	5.000	10/01/20	103,892
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	388,650
Pinole Redevelopment Agency Tax Allocation for Vista Redevelopment Project 3rd Subordinated Series 2004 A (AMBAC) (A-/WR)
100,000	4.500	08/01/18	100,091
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 1999 (AMBAC) (BBB+/WR)
240,000	5.600	08/01/14	243,415
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 2003 A (NATL-RE) (AA-/Baa1)
500,000	5.000	08/01/16	503,090
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (AA-/A3)
400,000	5.000	11/01/15	427,660
Poway Redevelopment Agency Tax Allocation for Paguay Redevelopment Project Series 2003 A (NATL-RE) (AA-/Baa1)
1,845,000	5.250	06/15/18	1,848,413
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/Baa1)
150,000	5.500	09/01/17	163,955
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	258,318
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,904,714

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM)
$1,065,000	4.000%	03/01/17	$1,147,186
1,000,000	4.000	03/01/18	1,089,830
Sacramento County Regional Transit District Farebox RB Series 2012 (A/A2)
1,000,000	3.000	03/01/15	1,024,080
500,000	4.000	03/01/16	530,280
530,000	4.000	03/01/17	572,326
250,000	5.000	03/01/18	282,605
730,000	5.000	03/01/19	838,945
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
32,720,000	0.688	12/01/35	25,929,946
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
465,000	3.000	09/01/14	467,706
715,000	3.000	09/01/15	730,823
1,470,000	3.000	09/01/16	1,512,483
1,515,000	3.000	09/01/17	1,553,602
1,310,000	3.000	09/01/18	1,330,043
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
300,000	3.000	08/01/15	310,317
800,000	5.000	08/01/18	911,480
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	172,304
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/Baa3)
1,450,000	5.250	09/01/21	1,510,523
665,000	5.250	09/01/23	689,791
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/Baa3)
115,000	5.250	09/01/15	116,682
150,000	5.250	09/01/16	152,076
300,000	5.000	09/01/17	303,759
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	5,024,171
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	3,104,393
San Francisco City & County Public Utilities Commission RB Refunding Series 2013 A (AA-/Aa3)
4,650,000	3.000	10/01/16	4,960,574
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
200,000	5.000	08/01/14	202,734

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/Baa1)
$250,000	5.250%	08/01/17	$250,265
San Francisco City & County Redevelopment Financing Authority Tax Allocation RB Refunding for Redevelopment Project Series 2007 B (NATL-RE) (AA-/Baa1)
1,150,000	5.000	08/01/14	1,162,087
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	161,877
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,050,000	1.500	09/01/14	1,051,449
930,000	1.750	09/01/15	931,674
620,000	2.000	09/01/16	617,532
1,260,000	2.250	09/01/17	1,236,892
1,000,000	4.000	09/01/19	1,025,420
San Mateo Union High School District GO BANS Series 2012 (ETM) (SP-1+/NR)(e)(f)
5,000,000	0.000	02/15/15	4,990,050
San Mateo Union High School District GO Bonds Anticipation Notes Series 2011 (ETM) (SP-1+/NR)(e)(f)
4,500,000	0.000	02/15/15	4,491,045
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/18	1,869,980
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/Baa1)
600,000	5.250	09/01/18	601,470
Stockton Public Financing Authority Special Assessment Refunding for Districts Subordinated Lien Series 2005 B (NR/NR)
65,000	4.375	09/02/14	65,077
Stockton Unified School District GO Bonds Refunding Series 2012 (A+/A2)
1,000,000	3.000	07/01/15	1,032,370
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	436,064
1,090,000	5.000	07/01/19	1,257,882
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
585,000	2.000	09/01/14	585,925
830,000	2.000	09/01/15	828,846
825,000	3.000	09/01/16	835,263
600,000	3.000	09/01/17	604,650
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,260,000	4.750	06/01/23	1,213,670
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(e)
2,000,000	0.000	08/01/16	1,950,480

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date		Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
University of California Regents Medical Center Pooled RB Refunding Series 2007 C (NATL-RE) (AA-/Aa3)(d)
$3,500,000	0.768%		05/15/30	$2,917,775
Upland Community Redevelopment Agency Tax Allocation Refunding Series 2013 (AGM) (AA/A2)
1,805,000	2.000		09/01/15	1,837,382
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000		09/01/16	283,892
525,000	4.000		09/01/17	569,756

				430,471,136

Colorado – 0.4%
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
2,240,000	4.000		12/01/15	2,378,387
4,030,000	4.000		12/01/16	4,381,094
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,405,000	2.000		12/15/14	1,423,180
1,750,000	3.000		12/15/16	1,857,940
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000		12/15/17	1,034,010
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(b)
2,000,000	2.000		12/01/14	2,009,700
1,935,000	4.000		12/01/15	1,984,749
1,000,000	4.000		12/01/16	1,033,140

				16,102,200

Connecticut – 1.7%
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17$		5,882,783
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(d)
4,500,000	0.200		03/01/15	4,498,875
2,000,000	0.290		03/01/16	2,001,900
3,000,000	0.400		03/01/17	3,002,400
2,000,000	0.480		03/01/18	2,000,600
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,000,000	4.000		07/01/14	1,007,610
1,695,000	4.000		07/01/15	1,752,359
1,830,000	4.000		07/01/16	1,946,882
1,000,000	2.000		07/01/17	1,002,180
1,260,000	4.000		07/01/18	1,344,533
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(a)
19,345,000	5.000		02/12/15	20,149,365
New Haven GO Bonds Refunding Series 2012 A (BBB+/A3)
4,090,000	5.000		11/01/16	4,465,830
Town of Hamden GO Refunding Bonds Series 2013 (A/A3)
1,685,000	5.000		08/15/18	1,859,650
2,000,000	5.000		08/15/19	2,210,420

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)
Trumbull GO Bonds Series 2012 (AA+/Aa2)
$1,070,000	2.000%		09/01/14	$1,078,218
820,000	2.000		09/01/15	840,320
1,070,000	2.000		09/01/16	1,105,545
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
2,415,000	5.000		02/15/15	2,516,406
4,730,000	4.000		02/15/16	5,043,599
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
555,000	3.000		08/01/15	565,972
2,000,000	4.000		08/01/17	2,142,800
2,100,000	4.000		08/01/18	2,261,490
West Haven GO Refunding Bonds Series 2012 (BBB/Baa1)
500,000	4.000		08/01/14	505,755

				69,185,492

Delaware – 0.4%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000		07/01/15	1,257,647
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,800,000	5.000		07/01/19	2,114,568
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000		09/15/17	918,068
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000		09/15/17	1,573,965
University of Delaware RB Series 2013 A (AA+/Aa1)
2,945,000	3.000		11/01/15	3,072,459
3,025,000	3.000		11/01/16	3,209,616
4,265,000	3.000		11/01/17	4,567,133

				16,713,456

District of Columbia – 0.1%
District of Columbia GO Bonds Series 2004 A (AGM) (AA/Aa2)(f)
3,000,000	5.000	06/01/15$		3,166,920

Florida – 6.1%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
250,000	2.000		11/15/14	250,135
350,000	3.000		11/15/15	352,418
300,000	3.000		11/15/16	300,519
970,000	4.000		11/15/18	999,663
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
175,000	2.125		11/01/14	175,406
175,000	2.250		11/01/15	175,593
180,000	2.500		11/01/16	180,670
185,000	2.750		11/01/17	186,256
190,000	3.000		11/01/18	190,644
195,000	3.250		11/01/19	196,685
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (NATL-RE) (AA-/A2)
6,160,000	5.000		03/01/17	6,846,347

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A2)
$27,000,000	5.000%	06/01/16	$29,442,960
Citizens Property Insurance Corp. Senior Secured RB for High-Risk Account Series 2010 A-1 (A+/A2)
7,500,000	5.000	06/01/14	7,560,450
2,800,000	5.000	06/01/15	2,950,724
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
885,000	5.000	05/01/15	918,020
615,000	5.000	05/01/17	667,533
1,375,000	5.000	05/01/18	1,509,186
1,890,000	5.000	05/01/19	2,093,137
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	246,655
500,000	2.125	05/01/17	490,690
250,000	2.400	05/01/18	241,662
250,000	2.700	05/01/19	241,898
250,000	3.000	05/01/20	238,055
Escambia County Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
2,240,000	5.000	08/15/14	2,268,672
2,365,000	5.000	08/15/15	2,465,347
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	352,987
360,000	2.100	05/01/17	357,023
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
150,000	4.000	04/01/15	154,851
825,000	3.000	04/01/17	863,082
500,000	5.000	04/01/18	559,965
500,000	5.000	04/01/19	564,610
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
100,000	3.000	04/01/14	100,000
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
20,550,000	5.000	07/01/15	21,762,039
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
29,420,000	5.000	06/01/15	31,081,642
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,985,000	5.000	10/01/14	3,054,103
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
250,000	4.000	10/01/14	254,617
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
890,000	5.000	10/01/14	910,835

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
$290,000	3.000%	10/01/14	$293,851
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(d)
675,000	0.105	10/01/21	624,114
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(d)
5,325,000	0.105	10/01/21	4,923,564
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(d)
100,000	0.105	10/01/21	92,461
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (BBB+/NR)
855,000	5.000	06/01/14	860,720
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
1,000,000	5.000	11/15/15	1,074,560
Island at Doral Community Development District Special Assessment Refunding Series 2013 (A-/NR)
350,000	1.125	05/01/14	349,576
345,000	1.750	05/01/15	341,105
Jacksonville Florida Special RB Series 2010 B-1 (ETM) (AA-/Aa2)(f)
4,415,000	5.000	10/01/14	4,521,931
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA/Aa3)(f)
2,000,000	5.000	04/01/14	2,000,000
Lake County School Board COPS for Master Lease Program Series 2012 A (A/NR)
955,000	5.000	06/01/14	962,258
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,509,902
6,315,000	5.000	11/15/17	7,061,749
6,250,000	5.000	11/15/18	6,967,562
Leon County School District Sales Tax RB Series 2014 (AA/Aa3)
2,000,000	3.000	09/01/15	2,076,840
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,272,465
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB+/NR)
250,000	2.900	05/01/14	250,102
255,000	3.100	05/01/15	255,966
265,000	3.400	05/01/16	266,529
275,000	3.600	05/01/17	277,151
285,000	3.800	05/01/18	287,138
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB/Baa2)
1,750,000	4.000	11/15/17	1,891,225
2,220,000	4.000	11/15/18	2,399,531

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
$2,150,000	3.000%	03/01/16	$2,209,275
2,210,000	4.000	03/01/17	2,344,037
2,300,000	4.000	03/01/18	2,451,639
2,390,000	5.000	03/01/19	2,701,059
2,510,000	5.000	03/01/20	2,833,639
2,635,000	5.000	03/01/21	3,034,413
2,770,000	5.000	03/01/22	3,107,746
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A2)
830,000	5.000	02/01/17	913,764
Miami-Dade County School Board COPS Series 2011 B (A/A1)(a)
3,000,000	5.000	05/01/16	3,257,790
Miami-Dade County School Board COPS Series 2012 A (A/A1)(a)
7,595,000	5.000	08/01/16	8,241,107
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
1,675,000	3.000	10/01/14	1,696,993
500,000	4.000	10/01/15	526,410
Miami-Dade School Board COPS Series 2011 A (A/A1)(a)
1,110,000	5.000	05/01/14	1,114,185
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
580,000	5.000	04/01/15	600,195
1,130,000	4.000	04/01/16	1,180,522
1,180,000	5.000	04/01/17	1,285,268
1,245,000	5.000	04/01/18	1,371,592
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
300,000	3.000	04/01/14	300,000
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA-/Aa3)
2,495,000	5.000	06/01/14	2,514,586
Osceola County School Board COPS Series 2013 A (A/Aa3)
1,000,000	4.000	06/01/16	1,063,080
500,000	4.000	06/01/17	538,925
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
350,000	4.000	11/01/14	355,295
400,000	4.000	11/01/15	414,196
370,000	4.000	11/01/16	389,451
720,000	4.000	11/01/17	768,190
630,000	4.000	11/01/18	675,706
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA/Aa3)
2,085,000	5.000	08/01/17	2,199,842
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(a)
3,650,000	5.000	08/01/16	3,993,027

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
$125,000	1.250%	05/01/14	$125,025
125,000	1.750	05/01/15	125,132
135,000	2.000	05/01/16	134,918
130,000	2.125	05/01/17	129,403
135,000	2.250	05/01/18	133,028
140,000	2.875	05/01/19	134,506
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,023,010
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
205,000	1.375	05/01/14	205,006
210,000	1.750	05/01/15	209,708
215,000	2.000	05/01/16	214,129
220,000	2.250	05/01/17	218,636
225,000	2.625	05/01/18	222,804
230,000	3.000	05/01/19	228,924
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa3)
1,400,000	3.000	07/01/15	1,445,668
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	1.375	05/01/14	90,001
85,000	1.625	05/01/15	84,860
90,000	1.875	05/01/16	89,590
90,000	2.125	05/01/17	89,374
95,000	2.500	05/01/18	93,944
90,000	2.750	05/01/19	88,862
100,000	3.000	05/01/20	97,980
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	13,626,979
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
290,000	3.000	05/01/14	290,171
295,000	3.250	05/01/15	296,649
305,000	3.500	05/01/16	307,806
320,000	3.750	05/01/17	325,114
330,000	4.000	05/01/18	337,471
345,000	4.125	05/01/19	353,653
375,000	4.375	05/01/21	378,514
390,000	4.500	05/01/22	394,200
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
100,000	1.500	05/01/14	99,988
105,000	1.875	05/01/15	104,793
105,000	2.125	05/01/16	104,396
110,000	2.250	05/01/17	108,964
110,000	2.500	05/01/18	108,444
115,000	2.875	05/01/19	112,730

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
$400,000	3.000%	09/01/15	$410,724
560,000	3.000	09/01/16	582,249
425,000	4.000	09/01/17	457,551
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
95,000	2.125	05/01/14	95,026
100,000	2.250	05/01/15	100,106
105,000	2.500	05/01/16	105,062
105,000	2.750	05/01/17	105,246
110,000	3.000	05/01/18	109,914
110,000	3.250	05/01/19	110,254
115,000	3.500	05/01/20	114,375
115,000	3.750	05/01/21	113,170
125,000	3.875	05/01/22	122,995
125,000	4.000	05/01/23	123,219
135,000	4.125	05/01/24	133,297
140,000	4.150	05/01/25	137,918
145,000	4.250	05/01/26	143,376
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
210,000	1.250	05/01/14	210,019
215,000	1.750	05/01/15	215,159
220,000	2.000	05/01/16	219,641
225,000	2.125	05/01/17	222,228
230,000	2.500	05/01/18	223,937
235,000	2.875	05/01/19	225,899
240,000	3.000	05/01/20	227,278
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
535,000	3.000	05/01/14	535,669
535,000	3.000	05/01/15	547,171
555,000	3.000	05/01/16	570,993
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.250	05/01/14	85,011
85,000	1.750	05/01/15	84,855
90,000	2.000	05/01/16	89,527
90,000	2.125	05/01/17	89,295
95,000	2.250	05/01/18	93,830
95,000	2.875	05/01/19	93,781

			246,680,466

Georgia – 2.6%
Burke County Development Authority Pollution Control RB for Georgia Transmission Corporation Vogtle Project Series 2012 (AA-/A1)(a)
6,000,000	1.250	05/01/15	6,036,000
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/Aa2)
1,530,000	4.000	07/01/16	1,631,959

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
$825,000	3.000%	04/01/15	$843,851
1,045,000	4.000	04/01/16	1,106,969
790,000	4.000	04/01/17	851,233
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,000,000	4.500	07/01/14	1,010,800
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
2,850,000	5.000	11/01/14	2,930,313
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,785,993
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
200,000	2.000	10/01/14	201,818
1,500,000	5.000	10/01/16	1,664,745
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,342,577
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
2,985,000	4.000	04/01/17	3,261,500
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,089,406
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,595,000	3.000	12/01/14	2,644,020
2,500,000	4.000	12/01/15	2,654,875
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
7,950,000	5.000	07/01/17	8,394,246
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	10,108,580
11,495,000	4.000	09/01/17	12,717,953
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	17,718,914
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
4,000,000	2.000	12/01/15	4,115,280
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,398,236
4,215,000	5.000	03/01/18	4,844,299
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
6,130,000	5.000	10/01/15	6,510,734
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,772,600
2,000,000	3.000	10/01/17	2,137,020

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
$2,655,000	4.000%	03/01/17	$2,883,755

			105,657,676

Hawaii – 0.2%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,089,120
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,482,656

			6,571,776

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,063,260
2,085,000	4.000	08/01/18	2,309,054
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	2,022,269

			5,394,583

Illinois – 8.0%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/Baa1)(e)
8,890,000	0.000	12/01/16	8,538,934
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/Baa1)(e)
2,500,000	0.000	12/01/15	2,456,475
8,435,000	0.000	12/01/16	8,101,902
Chicago Illinois GO Bonds Refunding Series 2005 A (ETM) (AGM) (AA/A2)(f)
5,000,000	5.000	01/01/15	5,179,200
Chicago Illinois GO Bonds Series 2010 A (A+/Baa1)
2,500,000	5.000	12/01/16	2,748,725
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(f)
4,120,000	5.000	01/01/15	4,267,661
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA/A2)
6,275,000	5.000	01/01/15	6,495,566
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A+/A2)
1,000,000	5.000	03/01/15	1,036,740
Chicago Illinois Transit Authority RB Series 2008 (ASSURED GTY) (AA/A2)
2,845,000	5.000	06/01/14	2,866,622
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (AA-/A3)
500,000	4.000	11/01/16	538,875

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A1)
$1,500,000	5.000%	11/15/19	$1,714,770
1,000,000	4.000	11/15/20	1,078,270
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,348,646
1,295,000	4.000	12/01/17	1,422,040
1,365,000	4.000	12/01/18	1,515,450
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,365,000	2.000	12/01/14	1,380,943
1,440,000	2.000	12/01/15	1,476,893
1,650,000	3.000	12/01/17	1,749,957
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(a)
2,000,000	1.875	02/12/15	2,027,840
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A/Aa3)(a)
2,250,000	2.125	07/01/14	2,258,685
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
5,000,000	5.000	05/15/14	5,020,750
4,400,000	5.250	05/15/15	4,563,020
Illinois Finance Authority RB Revolving Fund Master Trust Series 2004 (AAA/Aaa)(f)
4,665,000	5.250	09/01/14	4,856,965
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,137,190
Illinois Health Facilities Authority RB for Advocate Health Care Network Series 2003 A (AA/Aa2)(a)
1,345,000	4.375	07/01/14	1,359,230
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AA/NR)
5,050,000	5.000	06/15/14	5,098,632
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,375,000	4.000	06/15/17	2,618,580
Illinois State GO Bonds First Series 2001 (AGM) (AA-/A2)
1,900,000	5.500	05/01/15	2,003,892
Illinois State GO Bonds Refunding Series 2006 (A-/A3)
7,750,000	5.000	01/01/15	8,012,880
Illinois State GO Bonds Refunding Series 2009 A (A-/A3)
16,000,000	4.000	09/01/20	16,750,560
Illinois State GO Bonds Refunding Series 2010 (A-/A3)
2,000,000	5.000	01/01/15	2,067,840
7,305,000	5.000	01/01/17	8,033,308
12,240,000	5.000	01/01/18	13,751,150
15,990,000	5.000	01/01/20	18,125,305
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA/A2)
6,725,000	5.000	01/01/15	6,955,735
3,450,000	5.000	01/01/16	3,709,233
Illinois State GO Bonds Refunding Series 2012 (A-/A3)
5,400,000	5.000	08/01/15	5,721,894
6,250,000	5.000	08/01/16	6,849,562
7,265,000	5.000	08/01/19	8,262,630
Illinois State GO Bonds Series 2002 (NATL-RE) (AA-/A3)
2,710,000	5.500	08/01/15	2,889,456

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2003 A (A-/A3)
$7,525,000	5.000%	10/01/16	$7,551,864
Illinois State GO Bonds Series 2012 (A-/A3)
10,000,000	4.000	03/01/15	10,323,300
Illinois State GO Bonds Series 2012 A (A-/A3)
10,085,000	3.000	01/01/18	10,599,738
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	7,142,135
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	8,350,275
11,980,000	5.000	06/15/18	13,276,955
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,339,133
2,690,000	3.000	02/01/18	2,816,995
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/Baa1)(e)
3,000,000	0.000	06/15/15	2,970,690
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	840,554
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,030,000	5.000	06/01/15	5,279,035
11,350,000	4.125	06/01/16	12,066,072
4,000,000	5.000	06/01/16	4,326,840
10,000,000	5.000	06/01/17	11,115,800
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,420,000	5.000	06/01/16	14,658,532
13,545,000	5.000	06/01/17	15,208,597
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)
7,500,000	5.000	03/01/19	7,986,150

			322,844,671

Indiana – 0.7%
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/A3)
1,085,000	5.500	08/01/17	1,202,939
4,535,000	5.625	08/01/18	5,096,887
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	573,711
855,000	5.000	05/01/20	960,455
Indiana Finance Authority Hospital RB for University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	4.000	03/01/15	2,061,500
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(a)
4,575,000	1.600	02/01/17	4,639,782

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Health Facility Financing Authority RB for Ascension Health RB Series 2005 A-3 (AA/Aa3)(a)
$2,500,000	1.700%	09/01/14	$2,514,975
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
850,000	25.048	11/01/27	1,327,420
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2011 (AA+/Aa2)(a)
2,950,000	1.500	08/01/14	2,963,541
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A-/NR)
800,000	5.000	03/01/18	889,528
500,000	5.000	03/01/19	552,795
650,000	5.000	03/01/20	715,481
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA/A2)
3,905,000	5.000	10/01/15	4,138,519
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa1)(a)
2,500,000	6.250	06/02/14	2,523,375

			30,160,908

Iowa – 0.2%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A+/A2)
435,000	4.000	08/15/14	440,942
400,000	4.000	08/15/15	416,800
440,000	4.000	08/15/16	468,869
1,400,000	4.000	08/15/17	1,508,724
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	1.500	08/01/16	1,023,580
1,000,000	5.000	08/01/18	1,162,990
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,054,997
1,055,000	1.500	07/01/17	1,063,693
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
450,000	2.500	07/01/15	462,744

			7,603,339

Kansas – 1.2%
Kansas Department of Transportation Highway RB Refunding Series 2012 A-2 (AAA/Aa1)(d)
10,000,000	0.290	09/01/14	10,011,400
Kansas Department of Transportation Highway RB Refunding Series 2012 A-3 (AAA/Aa1)(d)
9,000,000	0.360	09/01/15	8,986,950
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
225,000	5.000	11/15/14	231,723

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
$1,000,000	3.000%	11/01/14	$1,016,570
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(a)
3,000,000	2.000	03/01/17	3,012,330
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,465,000	3.000	09/01/16	2,610,065
2,550,000	4.000	09/01/17	2,817,674
2,640,000	3.000	09/01/18	2,831,770
2,585,000	4.000	09/01/19	2,899,620
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,015,000	3.000	10/01/15	1,056,767
1,035,000	3.000	10/01/16	1,098,000
1,075,000	3.000	10/01/17	1,153,260
1,130,000	3.000	10/01/19	1,207,360
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,489,409
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,300,000	3.000	12/01/14	1,324,206
2,000,000	4.000	12/01/15	2,112,220
1,400,000	5.000	12/01/16	1,549,800

			46,409,124

Kentucky – 1.7%
Kentucky Economic Development Finance Authority RB for Catholic Health Initiatives Series 2009 B (A+/A1)(a)
15,000,000	5.000	11/11/14	15,403,800
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	16,646,100
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A+/Aa3)
1,325,000	5.000	08/01/16	1,458,256
5,000,000	4.000	08/01/17	5,472,450
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A+/Aa3)
4,480,000	5.000	11/01/18	5,169,024
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A-/A1)(a)
10,000,000	1.150	06/01/17	9,922,900
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	2,915,911
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A-/A1)(a)
10,500,000	1.650	04/03/17	10,573,815

			67,562,256

State-Specific Municipal Debt Obligations – (continued)
Louisiana – 1.4%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AAA/Aa2)
$450,000	3.000%	08/01/14	$453,217
500,000	3.000	08/01/15	513,420
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A2)
400,000	2.000	07/15/14	401,868
270,000	3.000	07/15/14	272,022
400,000	2.000	07/15/15	407,456
585,000	3.000	07/15/15	603,375
350,000	2.000	07/15/16	357,640
1,830,000	3.000	07/15/16	1,911,124
375,000	2.000	07/15/17	381,225
1,200,000	4.000	07/15/17	1,296,540
680,000	2.000	07/15/18	685,012
1,040,000	4.000	07/15/18	1,132,997
1,000,000	5.000	07/15/19	1,139,440
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA/A3)
205,000	2.750	11/01/14	207,634
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,641,027
1,015,000	3.000	02/01/17	1,066,511
1,565,000	3.000	02/01/18	1,650,199
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,955,000	5.000	06/01/16	3,220,359
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A1)
1,250,000	3.000	12/01/16	1,306,062
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(e)
1,500,000	0.000	10/01/15	1,476,270
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,355,252
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA/Aa3)
8,250,000	5.000	06/01/20	8,718,188
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(a)
3,000,000	1.375	10/01/16	3,002,550
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (BBB/NR)(a)
4,845,000	2.100	10/01/14	4,873,489
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	536,955
2,825,000	5.000	10/01/17	3,079,702

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
New Orleans GO Bonds Refunding Series 2012 (BBB+/A3)
$1,295,000	3.000%	12/01/14	$1,313,739
1,805,000	4.000	12/01/15	1,893,355
4,145,000	4.000	12/01/16	4,404,187
4,030,000	4.000	12/01/17	4,308,674
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
500,000	4.000	12/01/15	525,495
610,000	4.000	12/01/16	655,091
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
1,390,000	2.000	07/01/14	1,393,267
1,800,000	2.300	07/01/15	1,817,676
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
420,000	4.000	04/01/16	444,305

			58,445,323

Maine – 0.2%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-/NR)(a)
3,125,000	3.800	11/01/15	3,287,375
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,700,000	1.350	11/15/14	2,708,451
2,455,000	1.700	11/15/15	2,484,460

			8,480,286

Maryland – 2.2%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
2,500,000	4.000	02/01/16	2,664,675
9,000,000	5.000	02/01/17	10,073,520
Baltimore RB Refunding for Projects Series 2002 B (NATL-RE FGIC) (AA/Aa2)(d)
225,000	0.090	07/01/32	203,545
16,175,000	0.090	07/01/37	14,604,837
Baltimore RB Refunding for Wastewater Projects Subseries 2002 C (NATL-RE FGIC) (AA-/Aa3)(d)
11,150,000	0.075	07/01/37	10,059,189
Calvert County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,455,000	2.000	07/15/14	1,462,988
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,375,439
3,055,000	4.000	11/01/18	3,430,551
Charles County Maryland GO Bonds Refunding Series 2011 (AA+/Aa1)
365,000	4.000	11/01/15	2,504,558
1,115,000	4.000	11/01/16	1,215,127
5,405,000	4.000	11/01/17	6,001,658

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AAA/Aaa)
$1,170,000	2.250%	07/01/16	$1,215,642
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,438,297
3,445,000	4.000	08/15/16	3,711,368
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	4,709,700
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
5,350,000	5.000	11/01/16	5,967,283
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(a)
2,010,000	1.250	06/01/18	2,002,684
Washington Suburban Sanitary District Consolidated Public Improvement GO Bonds Series 2012 (AAA/Aaa)
12,500,000	5.000	06/01/16	13,721,750

			88,362,811

Massachusetts – 2.3%
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A/A1)(a)
7,000,000	0.640	03/30/17	7,010,500
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA/Aa2)(a)
20,000,000	0.610	01/30/18	20,019,200
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A+/A3)
4,000,000	5.000	01/01/15	4,137,840
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A1)
4,000,000	2.875	10/01/14	4,052,240
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA/Aa2)
400,000	5.000	07/01/15	423,384
300,000	5.000	07/01/16	329,382
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA+/Aa1)(f)
5,000,000	5.000	08/01/14	5,077,750
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(f)
3,475,000	5.000	12/01/14	3,587,034
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
26,250,000	0.729	05/01/37	22,764,000
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(d)
7,000,000	0.490	01/01/18	6,991,810
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(d)
6,000,000	0.420	02/01/17	6,009,360
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(d)
8,000,000	0.709	11/01/25	7,822,480

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(a)
$2,825,000	1.700%	11/01/16	$2,873,731

			91,098,711

Michigan – 2.3%
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,010,302
Detroit Michigan Water Supply System RB Refunding Senior Lien Series 2003 C (NATL-RE) (AA-/Baa1)(d)
310,000	0.000	07/01/14	310,080
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (AA-/Baa1)
3,000,000	5.000	07/01/16	3,049,020
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (CCC/B1)
1,700,000	5.000	07/01/14	1,701,241
700,000	5.000	07/01/15	702,541
500,000	5.000	07/01/16	502,170
1,295,000	5.000	07/01/17	1,296,437
Detroit Wayne County Stadium Authority RB Refunding Series 2012 (BBB-/Baa3)
500,000	5.000	10/01/14	507,690
1,100,000	5.000	10/01/18	1,181,796
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
7,500,000	5.250	06/01/17	8,177,775
Michigan Finance Authority RB for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
11,135,000	5.000	07/01/15	11,811,897
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (A+/NR)
750,000	4.000	06/01/14	754,065
1,375,000	4.000	06/01/17	1,437,274
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	10,316,160
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,000,000	5.000	07/01/23	4,043,600
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)(f)
7,845,000	5.000	11/01/15	8,437,847
2,180,000	5.000	11/01/19	2,308,358
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA+/Aa2)(a)
3,875,000	2.000	08/01/14	3,899,374
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(a)
3,000,000	2.000	05/30/18	3,053,100
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/Aa3)(a)
2,500,000	5.250	08/01/14	2,538,325

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan State Trunk Line Fund Bonds Series 2011 (AA+/Aa2)
$550,000	3.000%	11/15/14	$559,691
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	964,854
700,000	4.000	05/01/19	779,079
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,046,980
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,157,450
10,000,000	5.000	12/01/15	10,679,500
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,430,884
1,385,000	5.000	12/01/19	1,561,989
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,089,600

			93,309,079

Minnesota – 3.1%
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds for Minnesota School District Credit Enhancement Program Series 2012 A (SD CRED PROG) (AA+/NR)
3,630,000	3.000	02/01/15	3,715,232
3,445,000	4.000	02/01/16	3,671,268
3,575,000	4.000	02/01/17	3,873,262
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,187,750
2,595,000	1.500	06/01/17	2,618,251
3,190,000	1.500	06/01/18	3,196,412
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
23,000,000	2.000	03/01/15	23,387,320
47,100,000	1.000	03/01/16	47,283,690
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,187,720
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	561,810
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/WR)
600,000	5.000	04/01/14	600,000
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA/NR)
6,855,000	4.000	06/01/14	6,894,553
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (ETM) (NR/NR)(f)
1,720,000	4.000	06/01/14	1,730,526

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Minnesota – (continued)
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
$950,000	3.000%	10/01/14	$962,616
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	13,306,293
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,620,000	3.000	02/01/16	1,696,934
1,000,000	3.000	02/01/17	1,058,500

			125,932,137

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,845,000
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(f)
3,855,000	5.000	11/01/17	4,426,388

			8,271,388

Missouri – 1.1%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,229,732
2,075,000	4.000	09/01/19	2,335,578
Curators University of Missouri System Facilities RB for System Facilities Series 2006 A (AA+/Aa1)
5,070,000	5.000	11/01/17	5,405,634
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
5,000,000	2.000	02/01/15	5,075,650
7,600,000	2.000	02/01/16	7,821,236
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
375,000	4.000	06/01/15	388,039
500,000	4.000	06/01/16	529,770
1,180,000	4.000	06/01/18	1,278,176
960,000	4.000	06/01/19	1,043,357
1,000,000	4.000	06/01/20	1,080,380
Platte County Park Hill School District GO Bonds Refunding for Direct Deposit Program Series 2013 (ST AID DIR DEP) (AA+/Aa1)
2,250,000	2.000	03/01/16	2,313,247
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	867,602
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (ST AID DIR DEP) (AA+/Baa1)(f)
5,980,000	5.000	04/01/15	6,266,263
2,595,000	5.250	04/01/15	2,725,658

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
St. Louis Missouri Airport Revenue Refunding for Lambert-St. Louis International Airport Series 2011 (A-/A3)
$2,000,000	5.000%	07/01/14	$2,023,300
1,000,000	5.000	07/01/15	1,057,170

			42,440,792

Montana – 0.2%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A1)
1,600,000	2.000	06/01/17	1,646,624
2,000,000	3.000	06/01/17	2,120,280
1,750,000	3.000	06/01/18	1,860,583
800,000	4.000	06/01/18	882,760

			6,510,247

Nebraska – 0.2%
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	822,794
435,000	4.000	11/01/17	465,981
750,000	4.000	11/01/19	799,357
690,000	4.000	11/01/20	725,846
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
530,000	2.000	10/15/15	542,948
1,215,000	2.000	10/15/16	1,252,422
1,765,000	3.000	10/15/17	1,879,001
1,785,000	3.000	10/15/18	1,902,721
640,000	4.000	10/15/20	710,157

			9,101,227

Nevada – 1.1%
Clark County Airport RB Refunding Junior Lien Series 2013 C-1 (AMT) (A/A2)
12,000,000	2.500	07/01/15	12,304,920
Clark County GO Refunding Bonds Series 2006 (AGM) (AA/Aa1)
5,115,000	4.625	06/01/19	5,458,063
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
2,855,000	3.000	08/01/14	2,867,105
3,050,000	3.000	08/01/15	3,051,891
3,590,000	3.000	08/01/16	3,571,548
3,920,000	4.000	08/01/17	3,987,071
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,261,420
Clark County School District GO Bonds Refunding Series 2004 A (AGM) (AA/A1)
3,000,000	5.000	06/15/16	3,027,300

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
$1,000,000	2.000%	12/01/15	$1,020,090
2,700,000	4.000	12/01/16	2,905,497
2,810,000	4.000	12/01/17	2,995,572
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
500,000	4.800	12/01/14	508,540

			44,959,017

New Hampshire – 1.3%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (A/A2)(d)
50,475,000	0.070	05/01/21	44,759,071
New Hampshire Health & Education Facilities Authority RB Refunding for Catholic Medical Center Series 2012 (BBB+/Baa1)
500,000	4.000	07/01/14	503,370
400,000	4.000	07/01/15	412,680
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(a)
1,200,000	2.125	06/01/18	1,216,524
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	6,017,166

			52,908,811

New Jersey – 4.3%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
1,845,000	1.000	03/01/16	1,865,701
2,025,000	1.000	03/01/17	2,016,900
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,275,000	2.000	12/01/14	1,290,924
1,320,000	2.000	12/01/15	1,358,267
1,725,000	2.000	12/01/16	1,786,341
2,355,000	2.000	12/01/17	2,438,579
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,210,813
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,252,933
1,300,000	5.000	11/01/19	1,512,303
Garden State Preservation Trust Open Space and Farmland RB Series 2005 A (AGM) (AAA/Aa3)(f)
12,000,000	5.800	11/01/15	13,048,080
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(a)
2,950,000	2.125	12/01/17	3,099,476

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA+/NR)
$325,000	2.000%	10/01/14	$328,052
660,000	2.000	10/01/15	677,318
1,245,000	3.000	10/01/17	1,311,396
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,933,992
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,797,535
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,429,759
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA/A1)(f)
2,000,000	5.000	09/01/14	2,039,840
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A+/A1)(f)
3,905,000	5.000	03/01/15	4,076,273
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (NATL-RE FGIC) (AA-/A1)
3,685,000	5.250	12/15/14	3,815,633
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA/A1)(f)
5,000,000	5.000	09/01/15	5,338,000
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/A1)
7,500,000	5.000	12/15/16	8,384,625
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa1)
1,240,000	5.000	07/01/17	1,347,297
1,265,000	4.000	07/01/18	1,337,788
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
1,000,000	5.000	07/01/14	1,010,770
1,275,000	5.000	07/01/15	1,342,804
2,000,000	5.000	07/01/16	2,185,980
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (BBB+/Baa1)
350,000	5.000	07/01/17	388,175
400,000	5.000	07/01/18	451,564
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,829,854
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa3)
10,000,000	5.000	08/15/15	10,647,600
5,000,000	5.000	08/15/16	5,528,650
New Jersey State Turnpike Authority RB Series 2000 C (NATL- RE) (AA-/A3)(d)
21,625,000	0.105	01/01/30	20,176,180

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(d)
$21,500,000	0.105%	01/01/30	$20,059,566
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,552,200
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A1)
6,800,000	5.500	12/15/16	7,667,476
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A+/A1)
1,500,000	5.000	06/15/15	1,584,750
1,000,000	5.000	06/15/16	1,095,780
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,682,376
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	858,827
855,000	3.000	07/15/17	902,692
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,456,904
Union County New Jersey GO Bonds Refunding for General Improvement Series 2012 B (SCH BD RES FD) (AA+/Aa1)
1,265,000	3.000	03/01/19	1,347,693
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	3.000	07/15/14	1,007,900
700,000	4.000	07/15/15	732,963
1,000,000	4.000	07/15/16	1,072,720

			172,281,249

New Mexico – 1.3%
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/Aa3)(a)
10,000,000	2.875	04/01/15	10,222,700
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2012 (AAA/Aa1)
21,485,000	2.000	06/15/16	22,232,249
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,250,155
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,511,000
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,267,100
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	6,206,186

			52,689,390

New York – 11.9%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA/A2)
1,625,000	5.000	12/15/15	1,740,277

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
$1,920,000	2.000%	06/01/14	$1,925,914
1,640,000	3.000	06/01/15	1,692,644
1,385,000	3.000	06/01/16	1,456,563
Brookhaven Public Improvement GO Bonds Series 2013 A (AA+/ Aa2)
3,955,000	2.000	09/15/14	3,988,261
4,045,000	2.000	09/15/15	4,147,986
4,135,000	2.000	09/15/16	4,281,751
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA/NR)
950,000	4.000	10/15/14	968,667
990,000	4.000	10/15/15	1,043,173
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (A+/A2)
1,000,000	5.000	11/15/15	1,075,910
730,000	4.000	11/15/16	795,532
Metropolitan Transportation Authority RB Series 2011 D (A+/A2)
1,000,000	4.000	11/15/15	1,059,790
Monroe County GO Bonds Refunding Series 2012 (A/Baa1)
1,000,000	5.000	03/01/15	1,040,380
3,000,000	5.000	03/01/16	3,204,090
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(d)
6,250,000	0.610	08/01/25	6,250,687
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,269,336
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,199,760
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA/Aa2)
5,000,000	5.000	03/01/15	5,220,250
New York City Transitional Finance Authority RB for Future Tax Fiscal 2013 Series 2012 D (AAA/Aa1)
12,130,000	5.000	11/01/17	13,872,474
New York City Transitional Finance Authority RB Future Tax Subordinate Refunding Series 2012 B (AAA/Aa1)
4,885,000	5.000	11/01/15	5,250,154
10,650,000	5.000	11/01/17	12,179,872
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	15,221,981
New York State Bridge Authority General RB Refunding Series 2011 (GO OF AUTH) (AA-/Aa3)
2,000,000	4.000	01/01/15	2,056,660
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
1,725,000	4.000	05/01/16	1,838,143
2,215,000	4.000	05/01/17	2,377,470
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/Aa2)
7,095,000	5.000	02/15/15	7,392,281

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
$1,280,000	3.000%	09/01/14	$1,290,304
1,335,000	4.000	09/01/15	1,364,437
3,325,000	4.000	09/01/16	3,428,341
3,000,000	4.000	09/01/17	3,106,380
3,665,000	5.000	09/01/18	3,926,498
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa2)
8,375,000	5.000	08/15/17	9,523,045
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(d)
70,025,000	0.068	05/01/34	61,602,428
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/A3)
5,000,000	2.250	10/15/15	5,086,400
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/A3)
8,000,000	2.250	12/01/15	8,149,680
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A2)(d)
27,750,000	0.105	07/01/34	23,346,505
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
23,075,000	3.000	02/01/15	23,614,955
New York State Tax Exempt GO Bonds RMKT 10/23/12 Subseries 1996 J-2 (AA/Aa2)
8,250,000	5.000	02/15/16	8,943,742
New York State Tax Exempt GO Bonds Series 2011 E (AA/Aa2)
6,950,000	5.000	12/15/17	7,981,866
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,419,970
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	8,166,124
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
16,250,000	5.000	05/01/19	18,770,863
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,206,167
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
2,730,000	5.000	04/01/14	2,730,000
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
8,000,000	5.000	03/15/16	8,707,520
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa2)
26,365,000	5.000	03/15/18	30,273,611

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
$1,825,000	5.000%	03/01/18	$2,048,252
2,250,000	5.000	03/01/19	2,542,838
3,000,000	5.000	03/01/20	3,402,630
Rockland County GO Bonds Series 2014 A (NR/NR)
5,100,000	2.000	03/17/15	5,166,249
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,661,847
Suffolk County New York Public Improvement Series 2011 A (A+/A3)
4,520,000	3.000	05/15/15	4,644,616
Suffolk County New York Refunding Serial Bonds Series 2012 A (A+/A3)
3,275,000	4.000	04/01/14	3,275,000
2,000,000	4.000	04/01/15	2,068,940
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A3)
2,310,000	4.000	10/01/14	2,350,795
2,000,000	4.000	10/01/16	2,153,100
1,000,000	4.000	10/01/17	1,091,590
Suffolk County Water Authority BANS Series 2013 A (AA/NR)
35,000,000	4.000	01/15/16	37,243,150
Suffolk County Water Authority BANS Series 2013 B (AA/NR)
8,000,000	3.000	01/15/15	8,177,120
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	396,903
490,000	4.000	06/01/18	530,768
575,000	5.000	06/01/19	650,429
620,000	5.000	06/01/20	697,047
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA-/NR)
30,000,000	5.000	06/01/17	33,724,500
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(a)
7,500,000	0.624	01/03/17	7,509,900
Utica City School District GO Bonds Refunding Series 2013 (ST AID WITHHLDG) (NR/Baa1)
850,000	2.000	07/01/14	852,644
1,000,000	2.000	07/01/15	1,010,960
Yonkers New York GO Bonds Series 2011 A (A+/Baa1)
2,020,000	5.000	10/01/14	2,064,824
2,000,000	5.000	10/01/15	2,121,760
2,000,000	5.000	10/01/16	2,173,840

			477,748,544

North Carolina – 3.3%
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/Aa3)
1,220,000	2.250	07/01/14	1,226,625
Durham North Carolina Utility System Revenue Refunding Series 2011 (AAA/Aa1)
500,000	3.000	06/01/14	502,395
300,000	4.000	06/01/16	322,269

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
$5,500,000	5.000%	01/01/16	$5,922,290
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (A-/Baa1)
6,000,000	5.000	01/01/15	6,207,240
1,500,000	5.000	01/01/16	1,615,170
4,535,000	5.000	01/01/17	5,018,295
3,000,000	5.000	01/01/19	3,441,960
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (A-/Baa1)
5,235,000	2.000	01/01/15	5,299,129
1,815,000	3.000	01/01/16	1,891,429
2,000,000	3.000	01/01/18	2,114,820
1,275,000	5.000	01/01/18	1,442,841
2,000,000	3.000	01/01/19	2,110,500
1,000,000	5.000	01/01/19	1,147,320
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	19,067,028
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	29,600,248
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A1)(a)
6,000,000	4.000	03/01/18	6,499,020
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A+/A1)
3,470,000	3.000	12/01/14	3,529,718
1,065,000	4.000	12/01/16	1,150,147
1,375,000	5.000	12/01/18	1,575,489
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 F (AMBAC) (A/Aa2)(d)
12,125,000	0.068	10/01/22	10,871,724
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa2)(d)
22,075,000	0.070	10/01/22	19,793,624
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,017,082

			131,366,363

Ohio – 1.0%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
470,000	4.000	12/01/14	480,147
1,000,000	4.000	12/01/15	1,054,570
1,425,000	5.000	12/01/16	1,573,898
1,740,000	5.000	12/01/17	1,963,434
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,115,000	4.000	06/01/16	2,172,274

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
$13,740,000	5.125%	06/01/24	$11,664,573
3,415,000	5.375	06/01/24	2,959,781
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	542,315
1,180,000	4.000	12/01/17	1,300,219
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
200,000	2.000	01/01/15	199,030
250,000	2.000	01/01/16	246,697
315,000	2.250	01/01/17	309,059
400,000	4.000	01/01/18	410,196
415,000	4.000	01/01/19	425,989
435,000	4.000	01/01/20	438,985
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,178,133
800,000	4.000	10/01/18	859,528
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(a)
3,000,000	2.250	09/15/16	3,004,980
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
7,620,000	3.000	05/01/14	7,638,440
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(d)
2,250,000	0.530	01/01/18	2,247,480

			40,669,728

Oklahoma – 1.4%
Norman Oklahoma GO Bonds Series 2012 B (NR/Aa2)
3,750,000	0.050	03/01/15	3,735,375
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
3,765,000	2.000	03/01/16	3,870,834
5,470,000	2.000	03/01/17	5,601,116
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
1,860,000	2.000	01/01/15	1,884,329
2,160,000	2.000	01/01/17	2,188,339
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,795,000	2.000	01/01/16	2,867,223
2,445,000	2.000	01/01/17	2,494,291
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
6,750,000	1.000	07/01/15	6,811,155
8,750,000	1.000	07/01/16	8,861,300

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (A-/NR)(a)
$3,000,000	2.250%	06/02/14	$3,008,790
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,733,427
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,024,110
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,632,798

			57,713,087

Oregon – 0.4%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A1)(a)
2,000,000	5.000	07/15/14	2,021,500
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (A-/NR)(a)
5,000,000	2.000	09/02/14	5,035,750
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,050,000	2.000	06/15/15	1,069,834
1,120,000	2.000	06/15/16	1,148,258
790,000	2.000	06/15/17	809,529
1,165,000	2.000	06/15/18	1,182,417
1,445,000	3.000	06/15/19	1,515,270
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A1)
500,000	5.000	05/01/15	521,105
2,000,000	5.000	05/01/16	2,175,340
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,259,306
1,120,000	3.000	08/01/18	1,208,211

			17,946,520

Pennsylvania – 1.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	811,200
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,050,000	4.250	12/15/15	1,092,136
645,000	4.250	12/15/17	683,694
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
280,000	5.400	11/15/14	282,162
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,782,704

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
$295,000	3.000%	08/01/16	$294,599
515,000	3.000	08/01/17	510,957
530,000	3.000	08/01/18	515,891
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
10,000,000	3.000	01/01/16	10,458,600
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,500,000	5.000	07/01/22	10,376,755
7,000,000	5.000	01/01/23	7,506,940
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-/NR)(a)
5,250,000	1.750	12/01/15	5,359,305
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
285,000	3.000	05/01/15	288,266
390,000	3.000	05/01/16	396,061
440,000	3.000	05/01/17	446,340
1,165,000	5.000	05/01/18	1,262,161
1,000,000	5.000	05/01/19	1,094,020
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2006 B (AGM) (AA/A1)
6,455,000	5.000	09/01/14	6,575,450
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
625,000	4.000	09/01/15	654,994
600,000	4.000	09/01/16	645,306
500,000	3.000	09/01/17	526,725
550,000	4.000	09/01/17	598,614
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA/NR)
1,305,000	4.000	10/01/15	1,377,754
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa2)
1,000,000	5.250	08/15/15	1,067,170
Pennsylvania Turnpike Commission RB Series 2013 A (A+/A1)(d)
7,500,000	0.660	12/01/17	7,515,525
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,596,495
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BB+/Ba2)
1,500,000	5.000	07/01/15	1,523,235
1,500,000	5.000	07/01/16	1,533,750
2,000,000	5.000	07/01/17	2,058,320
Pittsburgh Water & Sewer Authority RB Refunding Subordinate Series 2012 C-1D (AGM) (AA/NR)(a)
5,995,000	1.400	09/01/15	6,050,454

			74,885,583

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – 3.2%
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BB/Ba2)
$5,530,000	5.000%	12/01/14	$5,477,797
2,645,000	5.000	12/01/15	2,527,059
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba2)
2,025,000	5.000	07/01/15	1,885,072
14,595,000	5.000	07/01/17	12,884,174
7,285,000	5.000	07/01/19	6,038,537
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2001 A (NATL-RE-IBC) (AA-/Baa1)
3,935,000	5.500	07/01/15	3,969,471
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA/A3)
825,000	5.000	07/01/14	826,873
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding for Transportation Series 2004 I (FGIC) (BB+/Ba2)
2,100,000	5.000	07/01/24	1,208,886
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (BB+/Ba2)
1,030,000	5.500	07/01/17	940,287
Puerto Rico Electric Power Authority Power RB Refunding Series 2007 UU (NATL-RE) (AA-/Baa1)
835,000	4.000	07/01/14	833,555
Puerto Rico Electric Power Authority Power RB Refunding Series 2012 B (BBB/Ba2)
2,000,000	5.000	07/01/16	1,830,560
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (BBB/Ba2)(d)
25,850,000	0.865	07/01/31	13,560,652
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
36,100,000	0.683	07/01/29	24,429,231
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB/Ba2)
3,250,000	4.000	07/01/16	2,910,213
Puerto Rico Electric Power Authority RB Series 2008 WW (BBB/Ba2)
4,500,000	5.250	07/01/15	4,291,740
8,175,000	5.500	07/01/16	7,563,428
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
1,125,000	5.250	08/01/16	1,125,124
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BB+/Ba2)
3,940,000	5.000	07/01/14	3,929,953
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (BB+/Ba2)
2,250,000	5.500	07/01/16	2,094,502
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (AMBAC) (COMWLTH GTD) (BB+/Ba2)(a)
1,000,000	5.500	07/01/17	956,730

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (BB+/Ba2)(a)
$10,850,000	5.750%	07/01/17	$9,437,872
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (A+/Baa2)
19,315,000	5.500	08/01/23	17,463,078
5,000,000	5.500	08/01/28	4,168,900

			130,353,694

Rhode Island – 0.2%
Providence GO Bonds Series 2013 A (BBB/Baa1)
665,000	3.000	01/15/16	687,723
315,000	4.000	01/15/18	341,794
1,545,000	5.000	01/15/19	1,750,856
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
400,000	4.000	09/15/14	406,392
600,000	5.000	09/15/17	674,010
500,000	4.000	09/15/18	548,405
Rhode Island Health and Educational Building Corp. Hospital Financing RB for Care New England Series 2013 A (BBB-/NR)
1,675,000	3.000	09/01/14	1,684,547
1,010,000	4.000	09/01/15	1,040,522
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
390,000	2.000	05/15/15	396,505
515,000	3.000	05/15/16	538,067
385,000	3.000	05/15/17	405,166
280,000	4.000	05/15/18	306,900
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/A2)
590,000	6.000	06/01/23	590,295

			9,371,182

South Carolina – 1.2%
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,616,518
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,946,215
4,440,000	2.000	05/01/17	4,589,273
5,000,000	2.000	05/01/18	5,126,500
Columbia City South Carolina Waterworks and Sewer System RB Refunding Series 2011 B (AA/Aa1)
1,205,000	4.000	02/01/15	1,243,259
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,020,000	3.000	02/01/15	1,043,950
1,025,000	3.000	02/01/16	1,073,677
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	2,027,949

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
$4,330,000	5.000%	03/01/16	$4,708,832
5,895,000	5.000	03/01/17	6,598,745
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,426,840
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,184,380
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	5.000	08/01/14	1,012,840
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,512,475
Western Carolina Regional Sewer Authority RB Refunding for Sewer System Series 2005 B (AGM) (AA/Aa2)
2,200,000	5.000	03/01/15	2,296,690

			48,408,143

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (A+/A1)
1,250,000	4.250	11/01/14	1,278,038

Tennessee – 0.5%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
2,500,000	5.250	09/01/17	2,728,325
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	931,403
Maury County Tennessee GO Bonds Series 2006 (XLCA) (NR/Aa2)(f)
2,180,000	3.600	04/01/14	2,180,000
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	5.000	06/01/14	5,037,450
Tennessee State GO Refunding Bonds Series 2012 B (AA+/Aaa)
6,600,000	5.000	10/01/16	7,340,586

			18,217,764

Texas – 8.3%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2013 B (BBB-/Baa2)(a)
4,000,000	3.000	01/04/16	4,001,360
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,250,392

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
$1,750,000	2.000%	03/01/18	$1,804,687
845,000	4.000	03/01/19	945,496
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA/Aa1)
3,335,000	5.000	02/15/16	3,620,643
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,411,546
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A2)
2,000,000	4.000	11/01/14	2,043,620
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	814,725
250,000	4.000	11/01/17	275,365
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	2,019,972
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
510,000	3.000	08/15/14	515,401
1,145,000	4.000	08/15/15	1,204,025
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,235,860
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(e)
1,930,000	0.000	02/15/17	1,868,124
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,224,498
2,250,000	4.000	08/15/17	2,488,680
Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa3)
855,000	4.000	07/01/14	860,198
930,000	4.000	07/01/15	951,688
2,005,000	4.500	07/01/16	2,108,538
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A2)(d)
17,725,000	0.306	07/01/32	16,076,466
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
21,950,000	0.304	07/01/32	19,919,771
Houston Higher Education Finance Corp. RB for Rice University Project Series 2013 A (AAA/Aaa)(a)
52,505,000	0.460	11/16/16	52,515,501
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(a)
16,000,000	0.875	06/01/16	16,070,240
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(a)
8,000,000	0.660	08/01/16	8,004,320

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Houston Utilities System RB Refunding Series 2012 (AA/NR)(a)
$4,500,000	0.610%	06/01/15	$4,505,220
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,081,263
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/14	1,999,780
1,000,000	0.000	08/15/15	998,500
Lower Colorado River Authority RB Refunding Series 2008 (ETM) (NR/NR)(f)
5,000	5.500	05/15/14	5,031
Lower Colorado River Authority RB Series 2008 (ETM) (NR/ NR)(f)
205,000	5.500	05/15/14	206,267
Lower Colorado River Authority RB Series 2012 (A/A1)
2,240,000	5.500	05/15/14	2,254,739
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,682,140
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(a)
7,315,000	1.750	08/01/17	7,443,451
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/01/09 Series 2006 (A-/NR)(a)
4,000,000	3.750	06/01/15	4,150,760
North East Independent School District GO Bonds Series 2004 (PSF-GTD) (AAA/Aaa)
5,570,000	5.000	08/01/15	5,658,674
North East Independent School District GO Bonds Series 2004 (PSF-GTD) (NR/Aaa)(f)
7,890,000	5.000	08/01/14	8,014,031
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A2)
4,250,000	6.000	01/01/19	4,853,585
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A-/A2)(a)
16,000,000	1.950	01/01/19	15,770,720
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(a)
5,405,000	5.750	01/01/16	5,849,777
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,402,420
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(a)
6,000,000	1.200	08/01/17	5,998,020
Northside Texas Independent School District GO 4Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(a)
8,000,000	1.000	05/31/16	8,051,360
Northside Texas Independent School District Unlimited Tax Refunding Series 2011 A (PSF-GTD) (AAA/Aaa)(a)
6,760,000	1.350	06/01/14	6,771,965

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
$4,000,000	5.000%	02/15/15	$4,167,960
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
1,755,000	5.000	10/01/15	1,866,460
2,315,000	5.000	10/01/19	2,681,187
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(a)
7,000,000	2.000	12/01/16	7,216,930
Sugar Land Texas GO Bonds Refunding for Fort Bend County Series 2012 (AAA/NR)
1,240,000	3.000	02/15/15	1,270,591
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,445,000	5.000	12/15/14	3,531,504
2,200,000	5.000	12/15/15	2,325,664
3,000,000	5.000	12/15/16	3,254,310
5,000,000	5.000	12/15/17	5,477,900
4,500,000	5.000	12/15/18	4,962,150
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa2)
11,305,000	5.625	12/15/17	12,423,743
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)
16,725,000	4.000	07/01/15	17,516,594
7,355,000	5.000	07/01/16	7,921,041
Texas Transportation Commission Central Texas Turnpike System First Tier RB Refunding Series 2012 B (A-/Baa1)(a)
2,500,000	1.250	02/15/15	2,511,850
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)(g)
14,625,000	5.000	04/01/18	16,903,868

			335,960,571

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
16,145,000	2.250	10/01/17	16,340,677

U.S. Virgin Islands – 0.4%
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa3)
480,000	4.000	07/01/14	483,355
680,000	4.750	07/01/15	679,300

			17,503,332

Utah – 0.5%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA/NR)
1,340,000	4.000	05/01/14	1,344,006

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Utah – (continued)
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
$500,000	5.000%	09/01/14	$509,455
610,000	5.000	09/01/15	645,429
750,000	5.000	09/01/16	817,710
500,000	5.000	09/01/17	556,915
500,000	5.000	09/01/18	563,475
500,000	5.000	09/01/19	565,320
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	5,920,317
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	7,521,371
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA/A3)
1,575,000	3.000	12/01/14	1,603,807

			20,047,805

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/ Baa1)
1,250,000	3.000	10/01/15	1,271,275
1,420,000	4.000	10/01/16	1,483,474
1,680,000	4.000	10/01/17	1,770,166

			4,524,915

Virginia – 2.8%
King George County Industrial Development Authority Solid Waste Disposal RB for King George Landfill, Inc. Project RMKT 05/01/13 Series 2003 A (AMT) (A-/NR)(a)
4,000,000	0.850	05/01/14	4,000,440
Louisa IDA Pollution Control RB Refunding for Electric and Power Co. Project Series 2008 C (A-/WR)(a)
6,250,000	1.500	12/01/14	6,272,187
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,361,369
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(f)
8,765,000	5.625	06/01/15	9,321,490
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,835,935
8,580,000	5.000	05/15/20	10,125,172
Virginia – 2.8%
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	24,252,186
21,680,000	5.000	05/15/20	25,584,351
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,053,984

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
$1,900,000	2.200%	03/01/17	$1,964,144
Virginia State Public School Authority School Financing 1997 Resolution Series 2004 A (ST AID WITHHLDG) (AA+/Aa1)(f)
6,185,000	5.000	08/01/14	6,283,280
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A2)(a)
5,000,000	2.375	11/01/15	5,143,950
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A2)(a)
2,000,000	4.050	05/01/14	2,005,660

			111,204,148

Washington – 0.8%
Snohomish County School District No. 015 GO Bonds Unlimited Tax Series 2006 (NATL-RE FGIC) (SCH BD GTY) (AA+/ Aa1)(f)
2,550,000	5.000	06/01/16	2,799,824
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	28,667,870

			31,467,694

West Virginia – 0.5%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(e)(f)
10,125,000	0.000	12/01/16	9,938,497
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa1)(a)
6,300,000	2.000	10/01/14	6,336,603
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	542,210
1,445,000	5.000	05/01/18	1,577,160
1,565,000	5.000	05/01/19	1,720,655

			20,115,125

Wisconsin – 0.3%
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (AMBAC) (AA/Aa2)(e)
1,500,000	0.000	09/01/15	1,486,125
Madison City Promissory Notes GO Bonds Series 2011 A (NR/Aaa)
5,500,000	5.000	10/01/16	6,086,685
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa2)
4,050,000	5.000	02/01/16	4,388,904

			11,961,714

TOTAL INVESTMENTS – 98.7%
(Cost $3,975,708,783)			$3,977,817,216

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			52,476,847

NET ASSETS – 100.0%			$4,030,294,063

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(b)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of

Rule 144A securities amounts to $34,120,823, which represents approximately 0.8% of net assets as of March 31, 2014.

(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2014.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(g)	When-issued security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF UNIV	—General Obligation of University
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID DIR DEP	—State Aid Direct Deposit
ST AID WITHHLDG	—State Aid Withholding
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	0.969%	$(5)	$3,523
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.969	(445,191)	452,227
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.969	(376,527)	383,564
TOTAL						$(821,723)	$839,314

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2014

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Assets:
Investments, at value (cost $2,896,329,229, $454,503,176 and $3,975,708,783)	$2,859,538,729	$481,262,061	$3,977,817,216
Cash	—	1,790,252	25,803,742
Receivables:
Interest and dividends, net of allowances	44,848,353	6,478,324	33,957,206
Collateral on certain derivative contracts	26,083,809	1,162,714	490,000
Investments sold	6,291,113	—	—
Fund shares sold	5,646,767	469,132	13,241,380
Investments sold on an extended-settlement basis	4,420,000	1,125,000	8,500,000
Unrealized gain on swap contracts	3,891,993	90,445	839,314
Variation margin on certain derivative contracts	1,569,527	78,633	—
Reimbursement from investment adviser	83,370	41,757	68,150
Other assets	18,407	6,893	16,810
Total assets	2,952,392,068	492,505,211	4,060,733,818

Liabilities:
Due to custodian	4,442,971	—	—
Payables:
Fund shares redeemed	8,717,974	713,024	10,560,809
Upfront payments received on swap contracts	3,903,619	89,038	821,723
Amounts owed to affiliates	1,561,545	251,121	1,433,931
Income distribution	649,479	231,028	520,748
Investments purchased	33,441	4,180	4,180
Investments purchased on an extended-settlement basis	—	—	16,911,619
Accrued expenses	211,857	125,074	186,745
Total liabilities	19,520,886	1,413,465	30,439,755

Net Assets:
Paid-in capital	4,301,786,519	500,029,392	4,021,300,871
Undistributed net investment income	70,424,847	1,721,206	5,851,747
Accumulated net realized loss	(1,404,566,946)	(37,131,416)	193,698
Net unrealized gain (loss)	(34,773,238)	26,472,564	2,947,747
NET ASSETS	$2,932,871,182	$491,091,746	$4,030,294,063
Net Assets:
Class A	$255,001,858	$160,259,412	$231,328,705
Class B	5,042,657	2,600,874	—
Class C	75,433,204	20,131,028	43,189,402
Institutional	2,584,690,881	305,706,203	3,745,916,002
Service	—	37,465	305,717
Class IR	12,702,582	2,356,764	9,554,237
Total Net Assets	$2,932,871,182	$491,091,746	$4,030,294,063
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	28,567,126	10,372,466	21,895,388
Class B	564,800	168,309	—
Class C	8,450,937	1,302,502	4,092,052
Institutional	289,522,660	19,790,248	355,033,439
Service	—	2,413	28,980
Class IR	1,422,087	152,703	905,399
Net asset value, offering and redemption price per share:(a)
Class A	$8.93	$15.45	$10.57
Class B	8.93	15.45	—
Class C	8.93	15.46	10.55
Institutional	8.93	15.45	10.55
Service	—	15.53	10.55
Class IR	8.93	15.43	10.55

(a)	Maximum public offering price per share for Class A shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds is $9.35, $16.05 and $10.73, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2014

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Investment income:
Interest, net of allowances	$186,463,786	$25,795,593	$70,011,128

Expenses:
Management fees	17,057,906	2,971,904	15,164,010
Distribution and Service fees(a)	1,659,226	701,294	1,179,141
Transfer Agent fees(a)	1,635,034	401,036	1,989,540
Custody, accounting and administrative services	200,249	60,599	263,034
Professional fees	170,081	136,563	146,461
Registration fees	107,734	101,534	107,352
Printing and mailing costs	91,787	48,490	85,944
Trustee fees	29,785	22,397	33,456
Service share fees — Service Plan	—	100	1,054
Service share fees — Shareholder Administration Plan	—	100	1,054
Other	100,791	29,765	93,849
Total expenses	21,052,593	4,473,782	19,064,895
Less — expense reductions	(769,087)	(1,182,184)	(1,373,842)
Net expenses	20,283,506	3,291,598	17,691,053
NET INVESTMENT INCOME	166,180,280	22,503,995	52,320,075

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(23,971,515)	(3,601,763)	2,046,725
Swap contracts	7,742,748	1,508,255	(2,229,342)
Forward contracts	432,000	—	—
Net change in unrealized gain (loss) on:
Investments	(239,140,993)	(28,191,745)	(57,613,338)
Swap contracts	1,194,279	(327,816)	440,376
Forward contracts	(46,290)	—	—
Net realized and unrealized loss	(253,789,771)	(30,613,069)	(57,355,579)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(87,609,491)	$(8,109,074)	$(5,035,504)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class A	Class B(b)	Class C	Institutional	Service	Class IR
High Yield Municipal	$718,409	$67,907	$872,910	$373,569	$8,827	$113,477	$1,128,911	$—	$10,250
Municipal Income	441,964	33,724	225,606	229,819	4,384	29,328	133,946	16	3,543
Short Duration Tax-Free	667,941	109	511,091	347,326	13	66,441	1,556,548	169	19,043

(b)	Effective March 17, 2014, Class B Shares converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$166,180,280		$180,172,646
Net realized gain (loss)	(15,796,767)		9,210,311
Net change in unrealized gain (loss)	(237,993,004)		223,469,822
Net increase (decrease) in net assets resulting from operations	(87,609,491)		412,852,779

Distributions to shareholders:
From net investment income
Class A Shares	(13,590,023)		(15,755,744)
Class B Shares(a)	(269,572)		(387,271)
Class C Shares	(3,467,667)		(3,897,197)
Institutional Shares	(141,635,689)		(152,462,489)
Service Shares	—		—
Class IR Shares	(403,464)		(223,798)
From net realized gains
Class A Shares	—		—
Class B Shares(a)	—		—
Class C Shares	—		—
Institutional Shares	—		—
Service Shares	—		—
Class IR Shares	—		—
Total distributions to shareholders	(159,366,415)		(172,726,499)

From share transactions:
Proceeds from sales of shares	770,181,383		854,547,502
Reinvestment of distributions	151,735,065		163,425,870
Cost of shares redeemed	(1,639,771,862	)(b)	(781,216,967	)(c)
Net increase (decrease) in net assets resulting from share transactions	(717,855,414)		236,756,405
TOTAL INCREASE (DECREASE)	(964,831,320)		476,882,685

Net assets:
Beginning of year	3,897,702,502		3,420,819,817
End of year	$2,932,871,182		$3,897,702,502
Undistributed net investment income	$70,424,847		$51,952,121

(a)	Effective March 17, 2014, Class B Shares converted to Class A Shares.
(b)	Net of $906,242 of redemption fees.
(c)	Net of $82,048 of redemption fees.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund		Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$22,503,995	$24,105,500	$52,320,075	$56,163,151
(2,093,508)	1,403,251	(182,617)	10,898,225
(28,519,561)	14,195,200	(57,172,962)	9,156,726
(8,109,074)	39,703,951	(5,035,504)	76,218,102

(6,464,608)	(12,553,452)	(2,240,239)	(9,324,650)
(97,862)	(151,520)	(28)	(137)
(655,357)	(796,458)	(223,661)	(432,204)
(13,382,836)	(9,562,348)	(45,784,071)	(45,531,383)
(1,402)	(1,589)	(2,975)	(35,857)
(106,250)	(113,583)	(160,225)	(229,000)

—	—	(136,723)	—
—	—	(7)	—
—	—	(28,454)	—
—	—	(2,177,146)	—
—	—	(126)	—
—	—	(5,911)	—
(20,708,315)	(23,178,950)	(50,759,566)	(55,553,231)

88,544,988	306,009,915	2,222,666,006	4,486,194,573
17,920,021	19,873,017	43,450,368	45,731,019
(212,141,742)	(321,032,301)	(2,851,707,101)	(3,088,442,516)
(105,676,733)	4,850,631	(585,590,727)	1,443,483,076
(134,494,122)	21,375,632	(641,385,797)	1,464,147,947

625,585,868	604,210,236	4,671,679,860	3,207,531,913
$491,091,746	$625,585,868	$4,030,294,063	$4,671,679,860
$1,721,206	$1,138,671	$5,851,747	$2,330,953

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$9.51	$0.44	$(0.60)	$(0.16)	$(0.42)
2014 - B	9.52	0.37	(0.60)	(0.23)	(0.36)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - B	8.91	0.36	0.59	0.95	(0.34)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - B	8.00	0.40	0.88	1.28	(0.37)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)
2010 - A	7.00	0.48	1.43	1.91	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.93	(1.52)%	$255,002	0.87%		0.93%		4.94%		25%
8.93	(2.35)	5,043	1.62		1.68		4.18		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.52	10.81	8,995	1.61		1.67		3.88		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.91	16.33	11,505	1.63		1.69		4.70		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.99)	14,113	1.66		1.68		4.70		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28
8.45	27.93	438,134	0.91		0.94		6.15		31
8.45	26.99	21,083	1.66		1.69		5.33		31
8.45	26.84	118,070	1.66		1.69		5.28		31
8.45	28.37	3,108,202	0.57		0.60		6.18		31

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$16.16	$0.61	$(0.76)	$(0.15)	$(0.56)
2014 - B	16.16	0.50	(0.76)	(0.26)	(0.45)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - B	15.73	0.49	0.40	0.89	(0.46)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - B	14.25	0.54	1.46	2.00	(0.52)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)
2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.45	(0.83)%	$160,259	0.79%		1.00%		3.99%		15%
15.45	(1.56)	2,601	1.54		1.75		3.24		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	4,581	1.53		1.73		3.04		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	5,644	1.56		1.74		3.58		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14
14.83	15.73	398,646	0.88		0.98		4.42		20
14.83	14.77	9,480	1.63		1.73		3.69		20
14.84	14.86	26,645	1.63		1.73		3.67		20
14.83	16.12	200,596	0.54		0.64		4.77		20
14.91	15.44	207	1.04		1.14		4.25		20

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.69	$0.10	$(0.12)	$(0.02)	$(0.09)	$(0.01)	$(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)	(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (d)	(0.12)	(0.01)	(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)	(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)	(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—	(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—	(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—	(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—	(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—	(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—	(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—	(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—	(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—	(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—	(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)	—	(0.18)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)	—	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)	—	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)	—	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)	—	(0.14)
2010 - A	10.25	0.19	0.23	0.42	(0.21)	—	(0.21)
2010 - C	10.25	0.12	0.22	0.34	(0.13)	—	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)	—	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.57	(0.24)%	$231,329	0.73%		0.76%		0.93%		17%
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(e)	0.52	(e)	1.97	(e)	34
10.46	4.09	982,297	0.73		0.79		1.84		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Yield Municipal	A, B, C, Institutional and IR	Non-diversified
Municipal Income	A, B, C, Institutional, Service and IR	Diversified
Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified

Class B Shares are generally no longer available for purchase by current or prospective investors. Effective March 17, 2014, Class B Shares of Short Duration Tax-Free Fund converted to Class A Shares.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and Centrally Cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and Centrally Cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and Centrally Cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and Centrally Cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A Rate Lock is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified yield level on the termination date of the contract. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$2,859,538,729	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$3,891,993	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(1,874,731)	$—

MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$481,262,061	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$90,445	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(376,766)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$3,977,817,216	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$839,314	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$3,891,993	—	$—
Interest Rate	—	—	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(1,874,731)	(a)(b)
Total		$3,891,993		$(1,874,731)

MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$90,445	—	$—
Interest Rate	—	—	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(376,766)	(a)(b)
Total		$90,445		$(376,766)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$839,314	—	$—

(a)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds is entitled to a full return.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

HIGH YIELD MUNICIPAL
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Bank of America, N.A.	$180,891	$180,891	$—	$180,891
JPMorgan Chase Bank, N.A.	2,849,365	2,849,365	—	2,849,365
Morgan Stanley & Co., Inc.	861,737	861,737	—	861,737
Total	$3,891,993	$3,891,993	$—	$3,891,993

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over collateralited amount.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

MUNICIPAL INCOME
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Bank of America, N.A.	$45,223	$45,223	$—	$45,223
JPMorgan Chase Bank, N.A.	45,222	45,222	—	45,222
Total	$90,445	$90,445	$—	$90,445

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over collateralited amount.

SHORT DURATION TAX-FREE
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Bank of America, N.A.	$3,523	$3,523	$—	$3,523
JPMorgan Chase Bank, N.A.	452,227	452,227	—	452,227
Morgan Stanley & Co., Inc.	383,564	383,564	—	383,564
Total	$839,314	$839,314	$—	$839,314

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,589,405	$2,869,970	8
Interest Rate	Net realized gain (loss) from swap and forward contracts/Net change in unrealized gain (loss) on swap and forward contracts	6,585,343	(1,721,981)	1
Total		$8,174,748	$1,147,989	9

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$77,942	$13,825	3
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,430,313	(341,641)	1
Total		$1,508,255	$(327,816)	4

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$394,839	$440,376	3
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,624,181)	—	1
Total		$(2,229,342)	$440,376	4

(a)	Average number of contracts is based on the average of month end balances for the year ended March 31, 2014.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%
Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.40	*
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B**	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
**	As of March 17, 2014, Class B of Short Duration Tax-Free Fund was liquidated.

For the fiscal year ended March 31, 2014, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% and 0.35% as an annual percentage rate of the average daily net assets attributable to Class B Shares and Class C Shares, respectively, of the Short Duration Tax-Free Fund. These arrangements will remain in place through at least March 17, 2014 and July 29, 2014, respectively. Prior to such date, Goldman Sachs may not terminate these arrangements without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2014, Goldman Sachs advised that it retained front end sales charges of $28,579, $14,517 and $4,416 for the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2014. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2014 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2014 these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class B Distribution and Service Fee	Class C Distribution and Service Fee	Transfer Agent Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
High Yield Municipal	$—	$—	$—	$194,671	$552,101	$22,315	$769,087
Municipal Income	810,521	—	—	—	368,275	3,388	1,182,184
Short Duration Tax-Free	600,024	17	178,881	—	545,706	49,214	1,373,842

(a)	Applicable to Class A, B, C and IR Shares.

As of March 31, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
High Yield Municipal	$1,327,606	$122,690	$111,249	$1,561,545
Municipal Income	166,998	53,277	30,846	251,121
Short Duration Tax-Free	1,197,735	75,346	160,850	1,433,931

G.  Line of Credit Facility — As of March 31, 2014, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014.

H.  Other Transactions with Affiliates — As of March 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Service Class Shares of the Municipal Income Fund.

For the fiscal year ended March 31, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2014, the purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the ‘40 Act were as follows:

Fund	Purchases	Sales
High Yield Municipal	$—	$9,412,013
Municipal Income	—	3,165,189
Short Duration Tax-Free	12,577,202	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
High Yield Municipal	$799,382,652	$1,496,345,648
Municipal Income	78,502,942	171,962,968
Short Duration Tax-Free	687,669,209	1,090,927,636

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$14,968,914	$561,843	$595,734
Tax-exempt income	144,397,501	20,146,472	47,815,465
Net Long-Term Capital Gains	—	—	2,348,367
Total distributions	$159,366,415	$20,708,315	$50,759,566

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$3,680,033	$318,983	$831,069
Tax-exempt income	169,046,466	22,859,967	54,722,162
Total distributions	$172,726,499	$23,178,950	$55,553,231

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

7. TAX INFORMATION (continued)

As of March 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Undistributed ordinary income — net	$—	$—	$109,928
Undistributed tax-exempt income — net	58,050,470	1,605,490	1,876,586
Undistributed long-term capital gains — net	—	—	370,694
Total undistributed earnings	$58,050,470	$1,605,490	$2,357,208
Capital loss carryforwards:(1)
Expiring 2015	$(2,478,411)	$(3,036,076)	$—
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	—
Expiring 2018	(431,124,617)	(11,494,807)	—
Expiring 2019	(11,174,752)	(704,599)	—
Perpetual Short-term	(18,871,847)	(2,091,847)	—
Perpetual Long-term	(142,445,698)	—	—
Total capital loss carryforwards	$(1,379,898,161)	$(36,301,725)	$—
Timing differences (Qualified Late Year Loss Deferral/income distribution payable/defaulted bond income)	$(18,831,787)	$(1,076,623)	$(807,673)
Unrealized gains (losses) — net	(28,235,859)	26,835,212	7,443,657
Total accumulated gains (losses) — net	$(1,368,915,337)	$(8,937,646)	$8,993,192

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of March 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Tax cost	$2,891,408,037	$454,164,195	$3,971,504,541
Gross unrealized gain	252,536,154	37,522,808	48,114,949
Gross unrealized loss	(284,405,462)	(10,424,942)	(41,802,274)
Net unrealized security gain (loss)	$(31,869,308)	$27,097,866	$6,312,675
Net unrealized gain (loss) on other investments	3,633,449	(262,654)	1,130,982
Net unrealized gain (loss)	$(28,235,859)	$26,835,212	$7,443,657

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the difference in tax treatment of partnership investments, the recognition of income and gains (losses) on certain bonds, swap transactions, and market discount accretion and premium amortization.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
High Yield Municipal	$(11,658,861)	$11,658,861
Municipal Income	1,213,145	(1,213,145)
Short Duration Tax-Free	388,082	(388,082)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — High Yield Municipal is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,950,695	$53,303,333	7,263,228	$67,685,917
Shares converted from Class B(a)	196	1,750	17,163	159,421
Reinvestment of distributions	1,398,144	12,391,836	1,525,114	14,247,181
Shares redeemed	(15,326,648)	(135,881,316)	(11,404,991)	(106,472,493)
	(7,977,613)	(70,184,397)	(2,599,486)	(24,379,974)
Class B Shares
Shares sold	3,206	30,233	26,615	248,566
Shares converted to Class A(a)	(196)	(1,750)	(17,156)	(159,421)
Reinvestment of distributions	27,103	240,260	36,563	341,077
Shares redeemed	(410,620)	(3,662,054)	(392,464)	(3,659,710)
	(380,507)	(3,393,311)	(346,442)	(3,229,488)
Class C Shares
Shares sold	819,033	7,358,969	2,132,796	19,884,677
Reinvestment of distributions	306,108	2,712,454	322,695	3,015,665
Shares redeemed	(4,056,740)	(35,762,836)	(2,282,793)	(21,349,101)
	(2,931,599)	(25,691,413)	172,698	1,551,241
Institutional Shares
Shares sold	79,465,853	698,704,946	81,505,809	761,045,271
Reinvestment of distributions	15,334,732	135,987,061	15,569,692	145,595,952
Shares redeemed	(165,288,670)	(1,458,716,122)	(69,190,359)	(647,653,773)
	(70,488,085)	(624,024,115)	27,885,142	258,987,450
Class IR Shares
Shares sold	1,256,753	10,783,902	604,820	5,683,071
Reinvestment of distributions	45,767	403,454	24,070	225,995
Shares redeemed	(630,389)	(5,749,534)	(221,765)	(2,081,890)
	672,131	5,437,822	407,125	3,827,176
NET INCREASE (DECREASE)	(81,105,673)	$(717,855,414)	25,519,037	$236,756,405

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,427,014	$22,190,668	4,242,615	$68,405,907
Shares converted from Class B(a)	3,063	46,484	5,984	96,203
Reinvestment of distributions	400,225	6,150,521	750,815	12,131,887
Shares redeemed	(4,137,856)	(63,599,452)	(14,502,986)	(234,292,475)
	(2,307,554)	(35,211,779)	(9,503,572)	(153,658,478)
Class B Shares
Shares sold	6,983	106,836	18,498	298,381
Shares converted to Class A(a)	(3,063)	(46,484)	(5,984)	(96,203)
Reinvestment of distributions	5,480	84,316	7,687	124,127
Shares redeemed	(124,533)	(1,921,200)	(95,651)	(1,542,474)
	(115,133)	(1,776,532)	(75,450)	(1,216,169)
Class C Shares
Shares sold	200,038	3,107,743	455,027	7,352,293
Reinvestment of distributions	34,580	531,704	38,318	619,297
Shares redeemed	(605,351)	(9,290,473)	(501,461)	(8,107,442)
	(370,733)	(5,651,026)	(8,116)	(135,852)
Institutional Shares
Shares sold	4,042,145	62,455,306	14,013,681	226,561,301
Reinvestment of distributions	718,823	11,046,524	425,956	6,883,413
Shares redeemed	(8,831,471)	(135,529,121)	(4,674,799)	(75,519,169)
	(4,070,503)	(62,027,291)	9,764,838	157,925,545
Service Shares
Reinvestment of distributions	46	706	44	723
Shares redeemed	(230)	(3,523)	(2,767)	(44,232)
	(184)	(2,817)	(2,723)	(43,509)
Class IR Shares
Shares sold	44,200	684,435	209,658	3,392,033
Reinvestment of distributions	6,911	106,250	7,022	113,570
Shares redeemed	(118,012)	(1,797,973)	(94,279)	(1,526,509)
	(66,901)	(1,007,288)	122,401	1,979,094
NET INCREASE (DECREASE)	(6,931,008)	$(105,676,733)	297,378	$4,850,631

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,928,501	$105,165,214	49,419,906	$527,062,785
Shares converted from Class B(a)	2	17	—	—
Reinvestment of distributions	187,872	1,986,710	776,155	8,276,621
Shares redeemed	(18,888,284)	(199,978,994)	(108,627,085)	(1,160,275,084)
	(8,771,909)	(92,827,053)	(58,431,024)	(624,935,678)
Class B Shares(b)
Shares sold	—	—	1	14
Shares converted to Class A(a)	(2)	(17)	—	—
Reinvestment of distributions	4	33	13	138
Shares redeemed	(1,124)	(11,861)	(1,806)	(19,240)
	(1,122)	(11,845)	(1,792)	(19,088)
Class C Shares
Shares sold	938,308	9,935,947	2,279,154	24,301,407
Reinvestment of distributions	16,306	172,193	27,624	294,570
Shares redeemed	(2,223,991)	(23,488,947)	(1,548,409)	(16,517,243)
	(1,269,377)	(13,380,807)	758,369	8,078,734
Institutional Shares
Shares sold	198,783,946	2,102,662,346	366,826,588	3,913,902,776
Reinvestment of distributions	3,895,089	41,122,346	3,459,941	36,895,127
Shares redeemed	(247,297,879)	(2,613,591,690)	(177,531,560)	(1,893,085,632)
	(44,618,844)	(469,806,998)	192,754,969	2,057,712,271
Service Shares
Shares sold	11,313	119,362	—	—
Reinvestment of distributions	283	2,997	3,363	35,820
Shares redeemed	(106,277)	(1,132,641)	(479,500)	(5,103,753)
	(94,681)	(1,010,282)	(476,137)	(5,067,933)
Class IR Shares
Shares sold	450,279	4,783,137	1,962,432	20,927,591
Reinvestment of distributions	15,725	166,089	21,452	228,743
Shares redeemed	(1,280,323)	(13,502,968)	(1,260,068)	(13,441,564)
	(814,319)	(8,553,742)	723,816	7,714,770
NET INCREASE (DECREASE)	(55,570,252)	$(585,590,727)	135,328,201	$1,443,483,076

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Effective March 17, 2014, Class B Shares were converted to Class A Shares.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/13	Ending Account Value 3/31/14		Expenses Paid for the 6 Months Ended 3/31/14*	Beginning Account Value 10/01/13	Ending Account Value 3/31/14		Expenses Paid for the 6 Months Ended 3/31/14*	Beginning Account Value 10/01/13	Ending Account Value 3/31/14		Expenses Paid for the 6 Months Ended 3/31/14*
Class A
Actual	$1,000	$1,060.90		$4.47	$1,000	$1,043.10		$4.02	$1,000	$1,009.50		$3.66
Hypothetical 5% return	1,000	1,020.59	+	4.38	1,000	1,020.99	+	3.98	1,000	1,021.29	+	3.68
Class B
Actual	1,000	1,057.00		8.31	1,000	1,039.30		7.83	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.85	+	8.15	1,000	1,017.25	+	7.75	N/A	N/A		N/A
Class C
Actual	1,000	1,057.00		8.31	1,000	1,039.30		7.83	1,000	1,006.50		5.65
Hypothetical 5% return	1,000	1,016.85	+	8.15	1,000	1,017.25	+	7.75	1,000	1,019.30	+	5.69
Institutional
Actual	1,000	1,062.40		2.98	1,000	1,044.90		2.29	1,000	1,011.20		1.96
Hypothetical 5% return	1,000	1,022.04	+	2.92	1,000	1,022.69	+	2.27	1,000	1,022.99	+	1.97
Service
Actual	N/A	N/A		N/A	1,000	1,042.20		4.79	1,000	1,008.70		4.46
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.24	+	4.73	1,000	1,020.49	+	4.48
Class IR
Actual	1,000	1,062.10		3.19	1,000	1,044.50		2.75	1,000	1,010.80		2.41
Hypothetical 5% return	1,000	1,021.84	+	3.13	1,000	1,022.24	+	2.72	1,000	1,022.54	+	2.42

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	0.87%	1.62%	1.62%	0.58%	N/A	0.62%
Municipal Income	0.79	1.54	1.54	0.45	0.94%	0.54
Short Duration Tax-Free	0.73	N/A	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public); GSVIT consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Municipal Fixed Income Funds - Tax Information (Unaudited)

During the period ended March 31, 2014, 90.61%, 97.29%, and 98.77% of the distributions from net investment income paid by the High Yield Municipal Fund, the Municipal Income Fund, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Short Duration Tax-Free Fund designates $2,348,367 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended March 31, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposals below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 129580.MF.MED.TMPL/5/2014 TFFIAR14/18.0K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014